                                                                   EXHIBIT 10.16

                               AGREEMENT TO LEASE

     AGREEMENT made and entered into as of the 3d day of May, 1996 (herein called the "Effective Date") among WESTBAY MANOR COMPANY, an Ohio limited partnership ("Westbay"), WESTBAY MANOR II DEVELOPMENT COMPANY, an Ohio limited partnership ("Westbay II"), ROYALVIEW MANOR DEVELOPMENT COMPANY, an Ohio limited partnership ("Royalview LP"), BEACHWOOD CARE CENTER LIMITED PARTNERSHIP, an Ohio limited partnership ("Beachwood") (Westbay, Westbay II, Royalview LP and Beachwood are referred to hereinafter collectively as the "Landlords" and individually as a "Landlord"), ROYALVIEW MANOR COMPANY, an Ohio general partnership ("Royalview GP"), (the Landlords and Royalview GP hereinafter are individually referred to as an "Associated Company" and collectively referred to as the "Associated Companies"), as parties of the first part, and HARBORSIDE HEALTH I CORPORATION, a Delaware corporation (herein called the "Tenant"), and HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP, a Massachusetts limited partnership (the "Guarantor"), as parties of the Second Part.

                                  WITNESSETH:
                                  -----------

     WHEREAS, Westbay is the owner and operator of Westbay Manor I, a 153-bed nursing home facility located in Westlake, Ohio on land more particularly described in Schedule A attached hereto; and
             ----------

     WHEREAS, Westbay II is the owner and operator of Westbay Manor II, a 106-bed nursing home facility located in Westlake, Ohio on land more particularly described in Schedule B attached hereto; and
             ----------

     WHEREAS, Royalview LP is the owner of Royalview Manor, a 159-bed nursing home located in Broadview Heights, Ohio on land more particularly described in Schedule C attached hereto; and
- ----------

     WHEREAS, Beachwood is the owner and operator of Parkland Nursing Center (which, together with Westbay Manor I, Westbay Manor II, and Royalview Manor shall be referred to collectively as the "Facilities", or each as a "Facility"), a 274-bed nursing home located in Beachwood, Ohio on land more particularly described in Schedule D attached hereto (which land, together with the land
             ----------
described in Schedules A, B and C shall be referred to collectively as the
             --------------------
"Land"); and

     WHEREAS, Royalview GP, is the lessee and operator of Royalview Manor; and

     WHEREAS, Landlords desire to lease to Tenant, and Tenant desires to lease from Landlords, the Land, the Facilities and certain other assets used in or in connection with the operation of the Facilities, all upon the terms and conditions hereinafter set forth; and

     WHEREAS, Tenant and Guarantor are affiliated through common ownership by Harborside Healthcare Advisors Limited Partnership, and Guarantor will guaranty the obligations of Tenant under this Agreement pursuant to a form of Guaranty attached hereto as Schedule D (the "Guaranty"), the Leases (defined hereinafter), the Option to Purchase Agreements (as defined hereinafter) and other agreements required hereunder; and

     WHEREAS, Paul S. Dennis ("Dennis") is a general partner of all of the Associated Companies and Jeffrey I. Friedman ("Friedman") is a general partner of Westbay, Westbay II and Beachwood.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties hereto do hereby covenant and agree as follows:

  1. LEASE OF ASSETS. On the Closing Date (as defined in Section 10.1 of this Agreement, Landlords and Tenant shall enter into leases in the form attached hereto as Schedules E, F, G and H (each a "Lease", collectively the "Leases")
          -----------------------
pursuant to which Landlords shall lease to Tenants the real property described therein (the "Premises") together with all of the other tangible assets used in or in connection with the operation of the Premises and the Facilities (except those assets listed in Schedule 1.1 attached hereto which are hereinafter
                       ------------
referred to as the "Excluded Assets") (the "Assets"), upon the terms and conditions set forth therein. To the extent that any tangible assets (other than the Excluded Assets) used in or in connection with the operation of the Facilities as of the Effective Date or any addition thereto or replacement thereof made prior to the Lease commencement date are owned, in whole or in part, by any Persons other than the Landlords, such assets shall be transferred by such Person to the applicable Landlord prior to the Closing Date and such transfer shall be a condition precedent to Tenant's obligation to close the transaction contemplated hereunder.

     Attached hereto as Schedule 1.2 is a comprehensive list (by Facility) of
                        ------------
the vehicles, fixtures, machinery, equipment, and certain furniture and furnishings owned by the Associated Companies and used in or in connection with the operation of the Premises.

     Attached hereto as Schedule 1.3 is a complete and accurate list (by
                        ------------
Facility) of all vehicles, machinery, equipment, furniture and fixtures which the Associated Companies use under any lease or license agreement.

  2. CERTAIN ASSETS AND LIABILITIES. In consideration of the license, transfer or assignment to Tenant of the rights to the Intangible Assets set forth in
Section 2.1 below for the term of the Leases (the "Lease Term") and of the agreement herein by the Associated Companies to perform each of their other respective obligations hereunder, Tenant will assume from the Associated Companies at Closing the liabilities set forth in Section 2.3 below.

      2.1.  Intangible Assets.  At the Closing, the Associated Companies will
            -----------------
license or transfer and assign all of their right, title and interest in and to the following intangible assets (the "Intangible Assets") to Tenant for the Lease Term:

     (a) To the extent transferable under Ohio law, all licenses, permits, certificates and franchises necessary to operate and conduct the business conducted in each of the Premises and all waivers of any requirements pertaining to such licenses, permits, certificates and franchises, excluding the respective certificates of need for the Facilities, which shall be transferred to Tenant or its permitted assignee upon the purchase of each Facility by Tenant or its permitted assignee pursuant to the Option to Purchase Agreements (as hereinafter defined) in consideration of the Exercise Price thereunder.

     (b) Licenses to all registered or unregistered trademarks, trade or brand names, service marks and similar intangible property pertaining to the Facilities.

      2.2.  License.  At the Closing, the Associated Companies shall grant to
            -------
Tenant or its permitted assignee a non-assignable license in the form attached thereto as Schedule 2.2 to all of the Associated Companies' right, title and
           ------------
interest to use any words indicating that the business of the Facilities is being carried on, including the right to use the trade names "Parkland Centre", "Westbay Manor II", "Westbay Manor", and "Royalview Manor", or any variation thereof, as part of the name or in connection with any of the Facilities or any part thereof.

      2.3.  Assumed Liabilities.  Subject to the second paragraph of this
            -------------------
Section 2.3, Tenant will assume from Landlords at the Closing only those
                                                              ----
liabilities and obligations which are related to (i) the Facilities which accrue or otherwise are to be performed on or after the Closing in respect of the contracts and agreements listed in Schedule 2.3 attached hereto (collectively
                                   ------------
referred to herein as the "Assumed Contracts"), in each case as in effect at the Closing and solely to the extent that the existence at or after the Closing of such liabilities or obligations does not constitute a breach of any representation or warranty made by the Associated Companies herein or in connection herewith; (ii) the Parkland Ancillary Medical Leases; (iii) the pro-ratable items which are not yet due and payable by the Associated Companies prior to or at the Closing and for which

Tenant receives a credit at Closing; and (iv) obligations with respect to any security deposits or patient trust funds held by the Associated Companies and transferred to Tenant on the Closing Date, all of which liabilities and obligations shall be appropriately adjusted for in the Closing Settlement at Closing. Notwithstanding anything to the contrary herein, or in any other writing delivered in connection herewith, nothing herein or in any such other writing shall be construed to constitute the assumption, express or implied, by Tenant of any obligations or liability of the Associated Companies, except solely for the obligations and liabilities expressly agreed to be assumed at the Closing by Tenant pursuant to the first sentence of this Section 2.3.

     To the extent that any of the Assumed Contracts are not assignable without the consent of a third party, this Agreement shall not of itself constitute an assignment or an attempted assignment of such Assumed Contracts if such assignment or attempted assignment would constitute a breach thereof. The Associated Companies will use their respective best efforts to obtain the consent to the assignment to Tenant of each such Assumed Contract with respect to which such consent is required for such assignment provided that no Associated Company shall thereby become obligated to make any expenditures to obtain such consents. If such consent is not obtained on or prior to the Closing Date in respect of any such Assumed Contract, each party hereto will cooperate with the other party hereto in any reasonable arrangement consistent with the representations and warranties set forth herein to enable Landlords to perform their obligations under such Assumed Contract, and to provide Tenant the benefits thereunder, including without limitation by the enforcement thereof at the expense of the Tenant.

      2.4.  Records and Plans.  At the Closing, the Associated Companies will
            -----------------
transfer custody of the following records and plans to Tenant for the Lease
Term:

     (a) All of the patient, medical, clinical and personnel records of the Facilities, and all of the operating manuals, procedures manuals, training manuals and other books and records used by the Associated Companies in operating the Premises, but excluding any corporate and partnership financial books and records.

     (b) All plans, specifications and architectural renderings of the Premises, if any.

      2.5.  Parkland Nursing Center Subleases.  There currently exists at
            ---------------------------------
Parkland Nursing Center a Lease between Beachwood, as lessor, and Associated Healthcare Management Company, Inc. ("AHCM, Inc."), as lessee (as heretofore
                                      ----------
amended and supplemented the "Parent Lease"), and a Lease, dated November 17,
                              ------------
1995, between Beachwood, as lessor, and Barrie Galvin OTR/L and

Associates, Ltd. (the "Current Galvin Lease)". AHMC, Inc., as sublessor, has
                       --------------------
subleased to various parties portions of the leasable space in the first floor of Parkland Nursing Center pursuant to the leases identified on Schedule 2.5
                                                                ------------
attached hereto (the "Parkland Nursing Center Subleases"). At Closing, the
                      ---------------------------------
Associated Companies shall cause AHMC, Inc. to assign all of its right, title and interest in and to the Parkland Nursing Center Subleases to Beachwood, whereupon the Parent Lease shall be terminated. Immediately following such termination, and as part of the Closing, Beachwood shall assign to Harborside for the Term, and Harborside shall assume for the Term, all of Beachwood's right, title and interest as landlord under the Galvin Lease, as hereinafter defined, and the Parkland Nursing Center Subleases (collectively, the "Parkland
                                                                       --------
Ancillary Medical Leases"), retaining and reserving, however, such interest in
- -----------------------
the Parkland Ancillary Medical Leases as is necessary for Beachwood to ensure that such tenants comply with the terms and conditions of any regulatory agreement between Beachwood and the United States Department of Housing and Urban Development ("HUD") with respect to Parkland Nursing Center and with the
                    ---
terms and conditions of any mortgage encumbering the fee owner's interest in Parkland Nursing Center. The "Galvin Lease" shall mean either the Current Galvin
                              ------------
Lease, or if Tenant objects thereto, a lease in substitution thereof as contemplated in Section 2(C) of the Current Galvin Lease.

     Guarantor and Tenant acknowledge that the Parkland Ancillary Medical Leases, as of the date hereof, have not been approved by HUD. Beachwood agrees to seek to obtain HUD approval for the Ancillary Medical Leases prior to the Closing, but failure to obtain such approval shall not constitute a breach of contract by any party hereunder or a failure of condition entitling any party not to proceed with Closing. In such instance, the Closing shall proceed as otherwise provided herein and Beachwood, not Tenant or Guarantor, shall have the responsibility for either obtaining HUD approval for the Parkland Ancillary Medical Leases or, if not obtainable with reasonable efforts, responsibility for terminating the Parkland Ancillary Medical Leases, all at Beachwood's cost and expense. Notwithstanding the foregoing, each of Tenant and Guarantor agree that neither they, any tenant under the Leases, any optionee under the Option to Purchase Agreements, or any other party affiliated with any one of more of any of the foregoing, shall have any claim against Beachwood or any other Associated Company in the event that Beachwood terminates any of the Parkland Ancillary Medical Leases because HUD approval thereof is not obtainable with reasonable efforts or in the event rent under any of the Parkland Ancillary Medical Leases is reduced (notice thereof promptly shall be given to the Parkland Tenant) in order to obtain modifications thereof in order to obtain HUD approval thereof.

  3. DEPOSIT. Subject to the terms of this Section 3, Tenant has of even date herewith deposited with Ohio Title Insurance Company

(the "Escrow Agent"), by bank check or wire transfer, the amount of Six Hundred Thousand Dollars ($600,000) (together with any interest earned thereon, the "Initial Deposit"), and agrees to deposit the additional amount of Six Hundred Thousand Dollars ($600,000) (together with any interest earned thereon, the "Second Deposit") with the Escrow Agent, by bank check or wire transfer, if the transaction contemplated by this Agreement is approved by the Board of Directors of Tenant pursuant to Section 8.7 hereof, within five (5) business days after such approval (the Initial Deposit and the Second Deposit shall collectively be referred to herein as the "Deposit"). The Escrow Agent will invest the Deposit in federally-insured money market accounts or bank certificates of deposit having a maturity not exceeding thirty (30) days. Upon the Closing contemplated hereunder, the entire amount of the Deposit shall be paid over to Landlords and applied to the Option Price payable by Tenant under the Option to Purchase Agreements.

     In the event that Tenant is not satisfied with the results of the due diligence to be conducted pursuant to Section 4 hereof, and Tenant and Landlords are unable to mutually agree upon a satisfactory resolution of the same, the Initial Deposit shall promptly be refunded to the Tenant. If the transaction is not consummated at Tenant's election because any condition precedent to Tenant's obligation to consummate the transaction set forth in Section 8 hereof is not satisfied as required therein, or because of a material breach of any warranty or covenant by the Associated Companies, or because of any material misrepresentation by the Associated Companies or other material default by the Associated Companies hereunder, subject to the Associated Companies' right to cure such misrepresentation, breach or default pursuant to Section 13 hereof, the Deposit shall be promptly returned to Tenant upon written demand. In the event the transaction is not consummated because any condition precedent to the Associated Companies' obligation to consummate the transaction set forth in
Section 9.1, 9.2, 9.5, or 9.6 hereof is not satisfied as required therein, or because of a material breach of any warranty or covenant by Tenant or Guarantor or because of any material misrepresentation by Tenant or Guarantor or other material default by Tenant or Guarantor hereunder, subject to Tenant's and Guarantor's right to cure such misrepresentation, breach or default pursuant to
Section 13 hereof, the Deposit shall be paid to the Associated Companies in accordance with Section 13 hereof.

     The terms of this Section 3 have been incorporated into an escrow agreement entered into by Landlords, Tenant, Guarantor and the Escrow Agent of even date herewith (the "Deposit Escrow Agreement").

 4.  DUE DILIGENCE

      4.1.  Tenant's Inspectional Due Diligence.  The Associated Companies
            -----------------------------------
hereby grant to Tenant and its agents the right to conduct such due diligence regarding the Premises and the Assets as Tenant deems necessary or appropriate ("Inspectional Due Diligence"), including, without limitation, investigation of title, survey, zoning, environmental, physical plant, reimbursement, licensure, certification and labor matters, and in connection therewith the Associated Companies shall provide Tenant with access to the Premises, the Assets and all such materials reasonably required for Tenant's Inspectional Due Diligence review at any reasonable time or times during the sixty (60) day period following the Effective Date, including but not limited to any existing title policy commitments, property surveys, environmental studies and reports, and all books, records, business documents, auditor's work papers, regulatory surveys, licenses, contracts and other items which Tenant deems necessary or relevant to its Inspectional Due Diligence hereunder. Tenant agrees to provide Dennis or his designee(s) with not less than two (2) days written or oral notice prior to authorizing any representative to conduct any Inspectional Due Diligence at the Premises. In conducting its due diligence hereunder, Tenant will take reasonable efforts to maintain the confidentiality of the transaction contemplated herein. At the reasonable request of Tenant, Associated Companies will make available personnel necessary to respond to Tenant's due diligence requests. Tenant shall complete its Inspectional Due Diligence under this
Section 4.1 within sixty (60) days after the Effective Date.

     If as a result of Tenant's Inspectional Due Diligence hereunder, Tenant becomes aware of any unsatisfactory condition or circumstance at any of the Premises or in connection with the inspection of any of the Facilities (any such condition or circumstance hereinafter being referred to as a "Deficiency"), including but not limited to the need to make capital expenditures, the Tenant shall provide written notice of the same to the Associated Companies (a "Deficiency Letter") within seventy (70) days after the Effective Date. The Associated Companies and Tenant shall negotiate in good faith with respect to the appropriate means of addressing each such Deficiency, including without limitation whether to undertake any remedy of such Deficiency at the cost of the Associated Companies and/or the Tenant or to amend the terms of the Leases and/or Option to Purchase Agreements (including the rental or option purchase price provision thereof). If, notwithstanding the parties' good faith efforts, the Associated Companies and Tenant are not able to agree upon the appropriate means of addressing any Deficiency, then Tenant may terminate this Agreement by written notice to the Associated Companies within thirty (30) days after receipt of the Deficiency Letter, in which event the Escrow Agent shall promptly return the Deposit to Tenant and the parties shall have no further liability to each other.

     Notwithstanding anything in this Section 4 to the contrary, Tenant maintains the right to terminate this Agreement if the conditions of Section 8.7 below are not fulfilled.


      4.2.  Tenant's Operational Due Diligence.  The Associated Companies shall
            ----------------------------------
deliver to Tenant the operational information set forth on Schedule 4.2 attached
                                                           ------------
hereto within ten (10) business days following the Effective Date. Tenant shall complete its due diligence review of such operational information ("Operational Due Diligence") under this Section 4.2 within sixty (60) days after the Effective Date.

  5. COVENANTS, REPRESENTATIONS AND WARRANTIES OF ASSOCIATED COMPANIES. As an inducement to Tenant's entering into this Agreement, the Associated Companies make the following covenants, representations and warranties, in addition to those contained elsewhere herein:

 5.1.  Partnership Matters.
       -------------------

      5.1.1.  Organization, Power and Standing.  Each of the Associated
              --------------------------------
Companies is a general partnership or limited partnership duly organized and validly existing and, its certificate of partnership is in full force and effect, as such under the laws of the State of Ohio, and has all requisite power and authority to execute, deliver and perform this Agreement, to carry on the business of the Facilities which it owns as now conducted, to own, lease or otherwise use its property, and to consummate the transactions contemplated hereby. The partners of the Associated Companies which are general and limited partnerships are as shown on Schedule 5.1.1 hereto.
                             --------------

      5.1.2.  Authorization and Enforceability.  This Agreement and each of the
              --------------------------------
other agreements contemplated hereunder has been or will have been duly authorized, executed and delivered by each Associated Company, constitutes or will constitute the legal, valid and binding obligation of each Associated Company and is or will be enforceable against each Associated Company in accordance with its terms, except to the extent such enforceability may be limited or affected by bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws of general applicability governing the enforcement of the rights of creditors and by the general principles of equity (regardless of whether considered in a proceeding at law or in equity).

      5.1.3.  Compliance with Charter Documents.  The execution, delivery and
              ---------------------------------
performance of this Agreement by the Associated Companies and the consummation by the Associated Companies of the transactions contemplated hereby will not violate or conflict with or constitute a default under any term of the Partnership Agreement of any of the Associated Companies. True and complete copies of each Associated Company's Partnership Agreements in effect as of the Effective Date have been delivered to Tenant.

      5.1.4.  No Breach, Etc.  The execution, delivery and performance of this
              ---------------
Agreement will not conflict with or result in a breach of or default by any Associated Company under any material term, condition, or provision of any order, writ, injunction, decree, material contract, material agreement, or material instrument to which any Associated Company is a party or by which the Premises or Assets are bound, will not result in the creation or imposition of any lien, charge, or encumbrance upon any of the Premises or Assets, and will not give to others any interest or rights in, or with respect to, any of the Premises or Assets assuming Tenant secures all necessary licenses, certifications and approvals from federal, state and local governmental and administrative agencies having jurisdiction thereof required for the operation of the Facilities by Tenant.

      5.2.  Financial Statements.
            --------------------

      5.2.1.  The Landlords' and Operators' Financial Statements.  True,
              --------------------------------------------------
complete and accurate copies of the financial statements of the Associated Companies for the years ending December 31, 1992, December 31, 1993, and December 31, 1994 which have been audited by Howard, Wershbale & Co. (the "Annual Financial Statements") have been delivered to Tenant. The Annual Financial Statements (including the notes thereto) present fairly and, to the Associated Companies' knowledge, in the case of Beachwood, in conformity with generally accepted accounting principles consistently applied and in the case of Westbay, Westbay II and Royalview, in conformity with an income tax basis presentation, the financial condition of the Associated Companies at the dates thereof and the results of their respective operations for the periods covered thereby. The Associated Companies shall make the books and records of the Associated Companies available to Tenant and Tenant's auditors and otherwise cooperate with Tenant in order to permit Tenant to conduct a compliance audit of such Annual Financial Statements at Tenant's expense. True, complete and accurate copies of the unaudited annual financial statements of the Associated Companies through December 31, 1995 (the "Interim Financial Statements") have been delivered to Tenant. The Interim Financial Statements present fairly and in the case of Beachwood, in conformity within generally accepted accounting principles consistently applied and in the case of Westbay, Westbay II and Royalview, in conformity with an income tax basis presentation, the financial position of the Associated Companies as of December 31, 1995 and the results of their respective operations for the twelve (12) month period then ended subject to audit adjustments. The Associated Companies agree to provide Tenant with audited financial statements in the same form and by the same auditing firm as the Annual Financial Statements for the fiscal year ending December 31, 1995 within ninety (90) days of the end of such fiscal year (which financial statements shall constitute Annual Financial Statements hereunder ) and to provide Tenant with year-to-date unaudited operating financial statements for each month following December 31, 1995 through Closing which are the statements used by the Associated Companies in the ordinary course of business.

      5.3.  Character of Operations, Compliance with Laws.
            ---------------------------------------------

      5.3.1.  Compliance Generally.  Neither the execution and delivery of this
              --------------------
Agreement by any Associated Company nor the consummation by any Associated Company of any transaction contemplated hereby does or will violate or give rise to any violations or default under any Legal Requirement assuming Tenant secures all necessary licenses, certifications and approvals from federal, state and local governmental and administrative agencies having jurisdiction thereof required for the continued operation of the Facilities by Tenant. To the best of each Associated Company's knowledge, the operation of the Facilities as heretofore or currently conducted was not and is not in violation of, nor is any Associated Company in default under, any Legal Requirement except that the Parent Lease and the Parkland Ancillary Medical Leases have not been approved by HUD. To the best of each Associated Company's knowledge, there exists no condition or event pertaining to the Premises or the Assets which after notice or lapse of time, or both, would be held so to violate or to give rise to any such default. Except as disclosed on Schedule 5.3.1, no Associated Company has
                                      --------------
received any notice, and no Associated Company has knowledge, of any impending order or requirement which would cause additional expenditures to be made to bring the Premises or the Assets into compliance with Legal Requirements.

      5.3.2.  No Bribes, Illegal Payments.  No Associated Company and, to the
              ---------------------------
best of each Associated Company's knowledge, no officer, employee or agent of any Associated Company, has directly or indirectly given or agreed to give any gift, contribution, payment or similar benefit to any supplier, customer, governmental employee or other Person who was, is or may be in a position to help or hinder any Associated Company or any Facility (a) which could subject any Associated Company or Tenant to any damage or penalty in any civil, criminal, or governmental litigation or proceeding, or (b) the non-continuation of which in the future could result in a material adverse effect on the business, operations, assets, prospects or condition, financial or otherwise, of any Facility or Tenant. To the best of each Associated Company's knowledge, no Associated Company and no officer, employee or agent of any Associated Company has (a) established or maintained any unrecorded fund or asset for any purpose, or (b) made any false entries on any books or records furnished in connection herewith to Tenant.

      5.3.3.  Operating Licenses.  Schedule 5.3.3 attached hereto contains true
              ------------------   --------------
and complete copies of all nursing home licenses which have been issued to the Associated Companies by the State of Ohio Department of Health and all other material licenses, permits, approvals, certificates of need, Medicare and Medicaid certifications, which have been issued to the Associated Companies by any governmental agency (whether federal, state, local or other) in connection with the ownership of the Assets and the operation of the Facilities (collectively, the "Licenses"). The Licenses are all of the material licenses, permits, approvals, certificates of need, Medicare and Medicaid certifications and the like which are necessary for the ownership and operation by each Associated Company of the Premises and Assets which it owns, and to the best of their knowledge, each Associated Company has fulfilled all material requirements of same. Each of the Licenses is in full force and effect and none of the Licenses are conditional or restricted except as to conditions and restrictions described on Schedule 5.3.3 hereto. To their knowledge, the Licenses and the
             --------------
Facilities are all in good standing with the governmental agencies which issued the Licenses.

      5.3.4.  Compliance of Facility with State Licensure and Medicare and
              ------------------------------------------------------------
Medicaid Certification Requirements.  To their knowledge, except as otherwise
- -----------------------------------
set forth in Schedule 5.3.4 attached hereto, each Facility currently meets, and
             --------------
as of the Closing in all material respects shall meet, all regulatory standards and conditions for the operation and licensure of skilled nursing facilities (to the extent such standards and conditions are applicable to the Facility) and for participation in the Medicare and Medicaid programs under federal, state and local governmental laws, rules, regulations, guidelines, standards and conditions, and is not, and as of the Closing will not be, subject to any variances or waivers with respect to licensure or operational requirements, except as to variances and waivers described on Schedule 5.3.4 hereto, all of which variances and waivers are
             --------------
transferable to Tenant.

      5.3.5.  Returns, Reports, etc.  All Medicare and Medicaid cost reports,
              ---------------------
tax returns, plans and filings of any kind or nature which the Associated Companies have filed or will file prior to the Closing Date with any governmental authorities have been or will be properly completed in all material respects and timely filed (including extensions thereof) and are or will be true and correct and comply in all material respects with all applicable requirements.

      5.3.6.  Work Orders; Statements of Deficiencies. Except as set forth in
              ---------------------------------------
Schedule 5.3.6 attached hereto, there are no pending work orders or statements
- --------------
of deficiencies relating to the Premises which have been required or issued by any state department of health or state or local licensure agency or Medicare or Medicaid certification agency, or police or fire department, sanitation, health or work authorities or any other federal, state or municipal authority. The Associated Companies shall provide to Tenant a copy of any such work order or statement of deficiency received by any Associated Company after the Effective Date within three (3) business days after receipt thereof.

      5.3.7.  Environmental Matters.  Except as otherwise set forth in Schedule
              ---------------------                                    --------
5.3.7 attached hereto, to their knowledge, no Associated Company is subject to
- -----
any type of enforcement action or compliance order for any violation or alleged violation of any environmental laws, rules, standards or regulations, including, but not limited to, those related to waste-management, air pollution control, waste-water treatment or noise abatement. Except as otherwise set forth in
Schedule 5.3.7 hereto, no Associated Company has received any written notice or
- --------------
citation for noncompliance by it with respect to any of the foregoing relating to any of the Premises or has any knowledge of any circumstance which could reasonably be expected to result in any such enforcement action or compliance order. Except as set forth in Schedule 5.3.7 hereto, to their knowledge:
                               --------------

     (i) There are no Contaminants which have at any time been generated, transported, disposed of, recycled or otherwise handled in any way by any Associated Company or others in or about any of the Premises, except as occurs in the ordinary course of the lawful operation of a nursing home facility in the State of Ohio.

     (ii) There are no locations in or about any of the Premises where Contaminants or Infectious Wastes from the operation of the Facilities or the Premises have been disposed of.

     (iii) There has been no prior use (including uses by any predecessor) of any of the Premises whereby Contaminants were at any time located on or contained within the Facilities or the Premises, except as occurs in the ordinary course of the lawful operation of a nursing home facility in the State of Ohio.

     (iv) There are no past or continuing releases of Contaminants from any of the Premises, except as occurs in the ordinary course of the lawful operation of a nursing home facility in the State of Ohio.

     (v) No Associated Company has been notified that any person's health has or may have been impaired (including any past or present employee) as the result of the use, existence or disposal of Contaminants or Infectious Wastes on the Premises.

     (vi) Since operated by Associated Companies, all Infectious Wastes have been stored, transported and disposed of in accordance with all laws, licensure and certification standards applicable to the Associated Companies and the Facilities.

     (vii) There are no underground storage tanks ("USTs") at any of the
                                                    ----
Premises nor has any of the Associated Companies removed any such USTs from any of the Premises.

     (viii) There has been no leakage from any of the USTs identified on
Schedule 5.3.7 (as opposed to surface spills associated with the filling, or
- --------------
"topping off", of any of such USTs).

      5.3.8.  Litigation.  There is no litigation, at law or in equity, or any
              ----------
proceeding before or, to their knowledge, investigation by any federal, state or municipal court, board or other governmental or administrative agency or any arbitrator, against any Associated Company in connection with the ownership or operation of any Facility, the Premises or the Assets, pending or to the best of each Associated Company's knowledge, threatened, except for such of the foregoing as are described in Schedule 5.3.8 attached hereto. The matters
                              --------------
described in Schedule 5.3.8 will not, individually or in the aggregate, result
             --------------
in any material liability or expense or otherwise result in any material adverse effect upon the business, operations, assets, prospects or conditions, financial or otherwise, of any Associated Company, or the operation of any Facility. No judgment, decree or order of any federal, state or municipal court, board or other governmental or administrative agency or any arbitrator (i) to their knowledge has been issued against any Person other than one of the Associated

Companies which could have any material adverse effect on the business, operations, assets or condition, financial or otherwise, of any Associated Company or the operation of any Facility as currently operated, or (ii) has been issued against any Associated Company.

      5.3.9.  No Bankruptcy or Insolvency Proceedings. There are no bankruptcy
              ---------------------------------------
or insolvency proceedings, at law or in equity, pending or, to the Associated Companies' knowledge, threatened or filed by or against any of the Associate Companies in any federal, state or municipal court or before any other board or governmental or administrative agency. Each Associated Company has existed and continues to exist for the sole purpose of owning and/or operating the respective Facilities.

 5.4.  Assets and Liabilities.
       ----------------------

      5.4.1.  Conditions of Certain Assets.  To their knowledge, except as set
              ----------------------------
forth in Schedule 5.4.1 attached hereto, all machinery and equipment included in
         --------------
the Assets, including without limitation, all heating, air conditioning, electrical and life safety equipment/systems installed on the Premises, are in all material respects in good working order, ordinary wear and tear excepted, and, to their knowledge, the roof of each Facility is in good repair. Except as described on Schedule 5.4.1 hereto, there are no known defects, damage or
             --------------
dangerous conditions existing in or with respect to any buildings or other improvements located on the Premises.

      5.4.2.  Warranties and Guarantees.  Schedule 5.4.2 attached hereto
              -------------------------   --------------
contains true and complete copies of all written warranties and guarantees currently in effect in connection with the roofs of the buildings and any warranties and guarantees in connection with any heating, air conditioning, or other major equipment in, on or about said buildings or improvements (collectively, the "Warranties and Guarantees"). The Associated Companies shall assign the Warranties and Guaranties to Tenant, at Closing, to the extent such Warranties and Guaranties are transferable or assignable.

      5.4.3.  Inventory.  To their knowledge, all items of inventory to be
              ---------
purchased by Tenant and included in the Assets consist and will consist as of the Closing of items of a quality usable in the ordinary course of the business of the Facilities and conform to generally accepted standards in the long-term care industry.

      5.4.4.  Ingress and Egress.  To their knowledge, existing ingress and
              ------------------
egress to each of the Premises are from public streets, or if such access is through private property, the same is in accordance with valid easements of record benefiting such Premises.

      5.4.5.  Utility Access.  To their knowledge, all public utilities required
              --------------
for the operation of each of the Premises either enter such Premises through adjoining public streets, or if they pass through adjoining private land, do so in accordance with valid and assignable easements benefiting such Premises.

      5.4.6.  Trade Names.  The respective Associated Company has the right to
              -----------
use the names "Parkland Nursing Centre", "Westbay Manor II", "Westbay Manor I", and "Royalview Manor" in the market area of the respective Facilities, and has not licensed or entered into any agreement to permit any person or entity to use such names or any variation thereof. To the best of each Associated Company's knowledge, the use of such names by the Associated Companies does not, and the use of such names by Tenant in such market area will not, conflict with any rights to any similar name owned by any other person or entity known to any Associated Company.

      5.4.7.  Liabilities. Except as set forth in Schedule 5.4.7 attached
              -----------                         --------------
hereto, to their knowledge, there are no material liabilities of any Associated Company or any material liabilities affecting the Premises or the Assets, whether absolute, contingent or fixed, liquidated or unliquidated, matured or not yet due, of any nature, including tax liabilities, other than (i) liabilities expressly accounted for and disclosed in the Annual Financial Statements or the Interim Financial Statements, or (ii) liquidated, noncontingent liabilities incurred by any Associated Company in the ordinary course of business since the Effective Date.

      5.4.8.  Liens.  The Premises and Assets are not subject to any Lien except
              -----
as described in Schedule 5.4.8 attached hereto and except for the Parent Lease
                --------------
and the Parkland Ancillary Medical Leases. After the execution of Leases at the Closing, the Premises and Assets will not be subject to any Lien created by, from, through, or under any Associated Company except (i) the Leases, (ii) any Lien included in the Permitted Encumbrances as defined in the Leases, (iii) any Lien created by, from, through or under Tenant, and (iv) the Parent Lease and the Parkland Ancillary Medical Leases. If, subsequent to the Closing, any mechanics or other lien, charge or order for the payment of money shall be filed against the Premises or the Assets or against Tenant or its assigns, based upon any act or omission of any Associated Company, or its agents, servants, or employees, or any contractor or subcontractor connected with construction on the Premises prior to Closing (whether or not such lien, charge or order shall be valid or enforceable as such), within sixty (60) days after notice to the Associated Companies of the filing thereof, the Associated Companies shall take such action, by bonding, deposit, payment or otherwise, as will remove and satisfy such lien of record as against the Premises.

      5.4.9.  Taxes.  Each Associated Company has filed all Tax Returns that it
              -----
was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by each Associated Company (whether or not shown on any Tax Return) have been paid. No Associated Company is currently the beneficiary of any extension of time within which to file any Tax Return. There are no liens or security interests on any of the Premises or Assets arising in connection with any failure (or alleged failure) to pay any Tax. The Associated Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or other third party. There are no actions, suits, proceedings, investigations or claims for additional Taxes asserted by any taxing authority of which any Associated Company has notice.

      5.4.10.  Certain Real Estate Matters.  Except as set forth on Schedule
               ---------------------------                          --------
5.4.10, there are no pending real estate tax abatement actions or proceedings,
- ------
and there are no pending or, to the best of each Associated Company's knowledge, threatened eminent domain or condemnation proceedings, with respect to the Premises.

      5.4.11.   Trade Payables.  At the Closing, the Associated Companies shall
                --------------
provide Tenant with a substantially complete listing (by Facility) of all of the known outstanding trade payables of the Associated Companies relating to the Facilities (the "Trade Payables") identifying the amount of Trade Payables due and payable or paid to each trade creditor as of a date not earlier than the last day of the second month prior to the Closing Date. The Associated Companies shall pay all such Trade Payables when and as due in accordance with past practices unless they are disputed in good faith, in which case such Associated Company, upon prior written notice to Tenant, shall be entitled to contest payment of same.

      5.4.12.  Patient Accounts.   At the Closing, the Associated Companies
               ----------------
shall provide Tenant with a true and complete listing of any patients at the Facility who are delinquent in the payment of their bills as of a date not more than ten (10) days prior to the Closing.

 5.5.  Contractual Matters.
       -------------------

      5.5.1.  Contracts. Schedule 5.5.1 attached hereto contains true and
              ---------  --------------
complete copies of all material written contracts, agreements and leases (other than (i) agreements described in Section 5.6.1 hereto (the "Labor Contracts"); and (ii) occupancy agreements with existing patients of each Facility (the "Occupancy Agreements")), between each Associated Company and any other person or entity currently in effect in connection with the Premises or the operation of the Facilities (together with the Labor Contracts and Occupancy Agreements collectively referred to herein as the "Contracts"). Each Contract is in full force and effect and, to the best of each Associated Company's knowledge and except as set forth in Schedule 5.5.1.2, no Associated Company or any other
                       ----------------
party to any Contract is in material default of its respective obligations thereunder, and to the best of each Associated Company's knowledge, no event exists which, with notice or passage of time, would become an event of default by any Associated Company or such other party thereunder.

      5.5.2.  Transactions with Affiliates.  Except as set forth in Schedule
              ----------------------------                          --------
5.5.2 hereto, no Affiliate of any Associated Company is a party to any Contract
- -----
for goods or services with, or has other material arrangements with, any Associated Company in connection with the operation of any Facility (collectively, "Affiliate Arrangements"). Unless Tenant otherwise agrees in writing, each Associated Company shall terminate or cause to be terminated each such Affiliate Arrangement described in Schedule 5.5.2 hereto on or before the
                                        --------------
Closing.  Except as set forth on Schedule 5.5.2 hereto, there are no trade
                                 --------------
names, proprietary knowledge or licenses that any such Affiliate owns or is licensed or otherwise has the right to use and which is used or useful in, or necessary to the operation of any Facility; and the right to use any such trade names, proprietary knowledge or license so owned or leased, licensed or used by any such Affiliate shall be assigned or licensed to the Associated Companies prior to Closing, and by the Associated Companies to Tenant at Closing in accordance with Section 2.1 hereof.

      5.5.3.  Occupancy Agreements and Tenant Leases. Schedule 5.5.3.1 attached
              --------------------------------------  ----------------
hereto is a true and complete copy of the standard form of occupancy agreement entered into by patients at each Facility (the "Occupancy Agreement Forms"). There are no occupancy or residency agreements under which patients currently occupy all or any part of any Facility which materially deviate from the Occupancy Agreement Forms. There are no material undisclosed amendments or agreements to any such occupancy agreements, nor any special rates, services or concessions promised by any Associated Company to any patients of any Facility except as disclosed in Schedule 5.5.3.2 attached
                                                       ----------------
hereto.


      5.5.4.  Insurance. Attached as Schedule 5.5.4 hereto is a list of all
              ---------              --------------
insurance coverage maintained by each Associated Company as of the Effective Date in connection with the Premises and the operation of the Facilities. All such insurance coverage is in full force and effect (with no overdue premium) in the amounts set forth on Schedule 5.5.4. The Associated Companies agree to
                         --------------
maintain the insurance coverage listed in Schedule 5.5.4 without material change
                                          --------------
thereto through the Closing Date. The Associated Companies further agree that if any of the coverages listed on Schedule 5.5.4 are on a claims-made basis, the
                                  --------------
Associated Companies shall purchase and maintain sufficient tail coverage to cover claims which may be brought after the Closing Date with regard to occurrences on or prior to the Closing Date. Certificates evidencing such insurance coverage will be supplied by each Associated Company to the Tenant at the Tenant's request. The Associated Companies shall promptly inform the Tenant of any non-renewal, material change, cancellation or replacement of any such insurance coverage prior to the Closing. In the event of any non-renewal, material change or cancellation of the insurance coverage currently maintained by any Associated Company hereunder, Tenant shall have the right during the period prior to Closing to provide replacement insurance generally comparable to the insurance coverage currently maintained by such Associated Company at the Associated Companies' expense and to deduct the cost thereof from the Associated Companies' Base Rent due under the Lease Agreement.

 5.6.  Labor Matters.
       -------------

      5.6.1.  Employment Related Contracts.  Attached hereto as Schedule 5.6.1.1
              ----------------------------                      ----------------
are true and complete copies of all collective bargaining agreements and labor agreements relating to any employee of the Associated Companies; all employment agreements relating to any employee of the Associated Companies; all compensation, pension, retirement, welfare, profit sharing, incentive or other similar plans relating to any employee of the Associated Companies; and all plans, agreements, arrangements or practices which constitute "fringe benefits" to any of the employees of the Associated Companies, including without limitation, group medical insurance, group life insurance, workers compensation coverage, disability insurance and related benefits. Landlords' and Operators' Pension Plan(s) in effect for employees are in the Summary Plan Description(s) attached hereto in Schedule 5.6.1.2. Each Welfare Plan, if any, is in material
                   ----------------
compliance with the applicable provisions of ERISA and the Code. Tenant shall not assume any liabilities or obligations of any Associated Company whatsoever under or with respect to any profit sharing plan and trust established by any Associated Company for the benefit of Facility employees, each of which plan shall be terminated by the Associated Companies on or before the Closing Date.

      5.6.2.  Employee Compensation and Benefits.  Attached hereto as Schedule
              ----------------------------------                      --------
5.6.2 is a true and complete list of all current Facility employees of the
- -----
Associated Companies (by Facility), including employees on authorized leaves of absence, and their current levels of compensation, and this list shall be true and correct as of the Closing except for those changes specifically authorized by SECTION 7.1 hereof and except for the addition or removal of employees in the ordinary course.

      5.6.3.  Labor Relations.  To their knowledge, no employee of any
              ---------------
Associated Company is currently part of any collective bargaining unit or represented by any collective bargaining representative. The Associated Companies have not received notice of, and to their knowledge there has not been, any petition filed or proceeding instituted by any such employee or group of employees with any labor relations board seeking recognition of a bargaining representative. To their knowledge, there are no strikes, grievances, disputes or controversies with individual employees, except for disputes and controversies with individual employees arising in the ordinary course of business consistent with past experience which do not and will not, individually or in the aggregate, have a material adverse effect on the business, operations, assets, prospects or conditions, financial or otherwise, of any Associated Company, Operator, Tenant or the operation of the Facilities.

 5.7.  Other Representations.
       ---------------------

      5.7.1.  Completeness and Accuracy of Contracts and Documents.  To their
              ------------------------------------------ ---------
knowledge, all copies of contracts and documents delivered by the Associated Companies to Tenant in connection with the transactions contemplated hereby are complete and accurate in all material respects, and no such contract or agreement has been amended or modified by any oral agreements.

      5.7.2.  No Misrepresentations.  No Associated Company has made an untrue
              ---------------------
statement of material fact in any representation or warranty by such Associated Company in this Agreement, any schedule or exhibit attached hereto or delivered pursuant hereto, to Tenant nor has any Associated Company omitted to state a material fact necessary to make the statements contained herein or therein not misleading.

      5.8.  Unfunded Liabilities for Workers' Compensation or Group Health
            --------------------------------------------------------------
Plans. No Associated Company has any unfunded liabilities (including without limitation contingent liabilities) in connection with any workers' compensation, employers' liability, or group health plan, except as described in Schedule 5.8
                                                                   ------------
attached hereto.  The matters described in Schedule 5.8 will not, individually
                                           ------------
or in the aggregate, have any material adverse effect upon the business or operations of any Associated Company, Tenant, or the operation of any Facility as presently operated. The Associated Companies hereby acknowledge and warrant that each of the liabilities listed on Schedule 5.8, as well as any other
                                       ------------
liabilities arising out of the operations of the Facilities prior to closing which may become payable in the future, will remain the obligation of the Associated Companies.

      5.9.  Definition of Associates Companies' Knowledge.  As used in this
            ---------------------------------------------
Agreement, all references to "the best of Associated Companies' knowledge," "to their knowledge," or similar phrases, shall mean to (i) the actual knowledge of Dennis, Friedman and the management personnel of the Associated Companies and Associated Health Care Management Company, Inc. set forth on Schedule 5.9
                                                             ------------
attached hereto and (ii) to any knowledge that could have been obtained (constructive knowledge) by such management personnel based upon a review of any documents or records which are or have been in the possession of the Associated Companies. The management personnel listed on Schedule 5.9 attached hereto are
                                              ------------
all of the persons currently serving in the following positions for the
Facilities: administrators, operations directors, controllers and nurse consultants.

6. TENANT'S AND GUARANTOR'S COVENANTS, REPRESENTATIONS AND WARRANTIES. As an inducement to Landlords' entering into this Agreement, Tenant and Guarantor make the following covenants, representations and warranties, in addition to those contained elsewhere herein:

      6.1.  Organization, Power and Standing of Tenant.  Tenant is a corporation
            ------------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, is currently or will be qualified to do business in the State of Ohio prior to the Closing, and has all requisite power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

      6.2.  Organization, Power and Standing of Guarantor. Guarantor is a
            ---------------------------------------------
limited partnership duly formed under the laws of the Commonwealth of Massachusetts, is currently or will be qualified to do business in the State of Ohio prior to the Closing, and has all requisite power and authority, partnership and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

      6.3.  Authorization and Enforceability.  This Agreement and each of the
            --------------------------------
other agreements contemplated hereunder when executed and delivered has been or will have been duly authorized, executed and delivered by Tenant and Guarantor, constitutes the legal, valid and binding obligation of Tenant and Guarantor and is enforceable against Tenant and Guarantor in accordance with its terms, except to the extent such enforceability may be limited or affected by bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws of general applicability governing the enforcement of the rights of creditors and by the general principles of equity (regardless of whether considered in a proceeding at law or in equity).

      6.4.  Compliance with Charter Documents.  The execution, delivery and
            ---------------------------------
performance of this Agreement by Tenant and Guarantor and the consummation by Tenant and Guarantor of the transactions contemplated hereby will not violate or conflict with or constitute a default under any term of the Articles of Incorporation or By-laws or Partnership Agreement of Tenant or Guarantor, respectively. True and complete copies of the Articles of Incorporation, By-laws and the Partnership Agreement of Tenant and Guarantor, respectively, have been delivered to Associated Companies.

      6.5.  No Breach, Etc.  The execution, delivery and performance of this
            --------------
Agreement will not conflict with or result in a breach of or default by Tenant or Guarantor under any material term, condition, or provision of any order, writ, injunction, decree, material contract, material agreement, or material instrument to which Tenant or Guarantor is a party.

      6.6.  Litigation.  There is no litigation, at law or in equity, or any
            ----------
proceeding before or, to their knowledge, investigation by any federal, state or municipal court, board of arbitrator, against Tenant or Guarantor, pending or, to the best of Tenant's or Guarantor's knowledge, threatened, except as described in Schedule 6.6 attached hereto.
             ------------

      6.7.  No Misrepresentation.  Neither Tenant nor Guarantor has made an
            --------------------
untrue statement of a material fact in any representation or warranty by Tenant or Guarantor to the Associated Companies, nor has Tenant or Guarantor omitted to state a material fact necessary to make the statements contained herein or therein not misleading.

      6.8.  Guarantor's Financial Statements.  True, complete and accurate
            --------------------------------
copies of the financial statements of Guarantor for the years ending December 31, 1994 and December 31, 1995 which have been audited by Coopers and Lybrand, LLP ("Guarantor's Financial Statements") have been delivered to the Associated Companies.

The Guarantor's Financial Statements (including the notes thereto) present fairly and, to the Guarantor's knowledge, in conformity with generally accepted accounting principles consistently applied the financial condition of Guarantor at the dates thereof and the results of its operation for the periods covered thereby.

      6.9.  No Pending Bankruptcy or Insolvency Procedures.  There are no
            ----------------------------------------------
bankruptcy or insolvency proceedings at law or in equity, pending or to Tenant's or Guarantor's knowledge threatened or filed by or against Tenant or Guarantor in any federal state or municipal court or before any other board or governmental or administrative agency.

      6.10.  Definition of Tenant's or Guarantor's Knowledge.  As used in this
             -----------------------------------------------
Agreement, all references to "the best of Tenant's knowledge," "to the best of Guarantor's knowledge," "to their knowledge," or similar phrases, shall mean to
(i) the actual knowledge of the corporate officers of Tenant and officers of Guarantor and (ii) any knowledge that could have been obtained (constructive knowledge) by such officers based upon a review of any documents or records which are or have been in the possession of Tenant or Guarantor.

 7.  CERTAIN AGREEMENTS OF THE PARTIES.

      7.1.  Conduct of Landlords Prior to Closing.  The Associated Companies
            -------------------------------------
covenant and agree that, through the period prior to Closing: (i) the Premises and the Assets, including without limitation each Facility, shall be operated in the ordinary course of business and in a manner consistent with the Associated Companies' past practice; (ii) no sale, disposition, removal or encumbrance of any material furniture, fixtures or equipment located at the Premises shall be made without the approval of Tenant which will not be unreasonably withheld;
(iii) except in accordance with established practice and rates of increase, no Associated Company shall pay or obligate itself to pay any bonus, pension, retirement, insurance, death or other form of incentive or special compensation to any employee or agent or make any increase in rates of pay of any employees or agents, without the approval of Tenant which will not be unreasonably withheld; (iv) no contract, agreement, lease or other obligation providing for the payment of consideration or the incurrence of indebtedness of more than Twenty Five Thousand Dollars ($25,000) shall be executed, entered into or made by any Associated Company in connection with the operation of the Facilities, without the approval of Tenant which will not be unreasonably withheld; (v) no material change shall be made in the usual rates charged to patients at any Facility without the approval of Tenant which will not be unreasonably withheld;
(vi) the Associated Companies will replace the inventory used in the operation of the Facilities as and when required in the ordinary course of business and the quantity of the inventory at Closing shall be substantially the same as exists on the Effective Date; (vii) Associated Companies shall use their reasonable efforts to preserve the business operation of the Facilities and to preserve for the Tenant the good will of Facilities' suppliers, the patients in the Facilities, and others having business relations with the Facilities, provided, however, that the Associated Companies shall not be required to do anything not in the ordinary course of business; and (viii) the Associated Companies shall use their reasonable efforts to retain the services of the Facilities' current management-level and professional employees and to maintain existing Facility staffing patterns, provided, however, that the Associated Companies shall not be required to do anything not in the ordinary course of business.

      7.2.  Preparation for Closing.  The Associated Companies shall use
            -----------------------
reasonable and diligent efforts to assist the Tenant and Tenant agrees to use its best efforts to apply for and obtain any such permits, licenses, authorization and approvals required of the Tenant under applicable Ohio and federal law in order to lease the Assets and operate the Facilities as contemplated hereby. Each of the parties hereto shall use its reasonable and diligent efforts to bring about the fulfillment of each of the conditions precedent to the obligations of the other party hereto set forth in this Agreement.

      7.3.  Prohibited Acts.  The Associated Companies covenant and agree that,
            ---------------
through the period prior to Closing, except for the merger or other combination of Royalview GP and Royalview LP, as contemplated by Section 7.12 below, and the issuance or transfer of limited partnership interests (but not general partner interests) in the Landlords to AHMC, Inc., or to and among existing limited partners or in connection with a limited partners' estate planning, as the case may be, the Associated Companies will not merge or consolidate with or into any other corporation, partnership or trust, sell, lease or otherwise dispose of any of the Premises or the Assets (except in accordance with Section 7.1 hereof), sell any additional partnership or equity interests, liquidate or dissolve (except if the same constitutes a statutory dissolution and such Landlord promptly makes an election, if required, to continue Landlord's business) and shall not agree to do any of the foregoing, without the consent of Tenant.

      7.4.  Access to Premises and Information.  Prior to the Closing Date, upon
            ----------------------------------
not less than two (2) days prior notice to Dennis or his designee(s), the Associated Companies shall permit Tenant and Tenant's counsel, accountants, engineers, consultants and other authorized representatives to have full and complete access to the Premises and the Associated Companies' documents, books and records (including auditor's work papers) and to make copies during normal business hours of such financial and operating data and other information with respect to the Facilities as Tenant or any of its authorized representatives shall reasonably request. In making any investigation hereunder, Tenant will, and will cause any representative of Tenant, to use discretion so as not to cause any undue disruption of the operation of the Facilities. Any investigation undertaken by Tenant hereunder shall not diminish Tenant's right to rely on the Associated Companies' representations and warranties herein. In the event the transaction does not close for any reason, Tenant shall return to the Associated Companies all written materials and copies provided by the Associated Companies to Tenant hereunder.

      7.5.  Expenses of Transaction.  The Associated Companies and Tenant each
            -----------------------
agree to be responsible for all fees of their respective attorneys and accountants for services rendered in connection with this transaction.

      7.6.  No Finder's or Broker's Fees.  Each of the parties hereto represents
            ----------------------------
and warrants to the other party hereto that its conduct has not given and will not give rise to any liability for any fee, compensation or reimbursement of expenses to any agent, finder or broker, either in the nature of a finder's fee or otherwise, in connection with the transaction contemplated hereby.

      7.7.  Certain Post-Closing Agreements.  The Associated Companies
            -------------------------------
acknowledge that the success of the business of Tenant depends upon both the absence of competition from the Associated Companies and the continued preservation of the confidentiality of certain information possessed by the Associated Companies, that an absence of such competition and the preservation of the confidentiality of such information is an essential premise of the bargain between the Associated Companies and Tenant, and that Tenant would be unwilling to enter into this Agreement in the absence of this Section 7.7. Accordingly, the Associated Companies hereby agree with Tenant as follows:

      7.7.1.  Confidentiality Covenant.  No Associated Company or any Affiliate
              ------------------------
of any Associated Company will, at any time from and after the Closing Date, directly or indirectly, without the prior written consent of Tenant, disclose or use, in any way harmful to the business, operations, assets, prospects or condition, financial or otherwise, of Tenant or Guarantor, or otherwise contrary to the interests of Tenant or Guarantor, any confidential information involving or relating to the operation of any Facility ("Confidential Facility Information") or Tenant or Guarantor, or any business, venture or other activity of Tenant or Guarantor, past, present or future, actual or prospective ("Confidential Tenant Information"); provided, however, that such information
                                     -----------------
shall not include any information known generally to the public (other than as a result of disclosure in violation hereof by any Associated Company or any Affiliate of any Associated Company), or as
to Confidential Tenant Information, was available to the Associated Companies, or any Affiliate thereof, on a nonconfidential basis prior to the disclosure in connection with the transactions contemplated hereby, or is lawfully obtained by the Associated Companies, or any Affiliate thereof, from a third party under no duty of confidentiality to Tenant or Guarantor; and provided, further, that the
                                                    -----------------
provisions of this Section 7.7.1 shall not prohibit any disclosure required by law in connection with any judicial or administrative proceeding or inquiry. This Confidentiality Covenant shall survive the Closing for a period of two years with respect to Confidential Tenant Information and for the term of the Lease plus two (2) years with respect to Confidential Facility Information.

      7.7.2.  Non-Competition Covenant.  During the term of the Lease neither
              ------------------------
Dennis, Friedman nor any Associated Company nor any Affiliate of any Associated Company, other than Friedman in his capacity as an officer and director of Associated Estates REIT, shall, directly or indirectly, (i) acquire, own, manage, operate, control or participate in any manner in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director, principal, consultant, agent or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any nursing home, assisted or congregate living or residential care facility, or nursing home, assisted or congregate living or residential care business, venture or activity operating within a radius of fifteen (15) miles from any of the Premises, provided that such non-competition covenant shall not apply to (A)
              --------
the ownership, operation or management by the Associated Companies or any Affiliate of the Associated Companies of the nursing homes and congregate care centers listed on Schedule 7.7.2, or (B) Friedman or Dennis serving as a
                  --------------
director or trustee on the board of a non-profit organization, or (C) Dennis providing consulting services to a non-profit organization operating within such radius if, and only if, Tenant in its sole discretion consents thereto, or (D) the ownership, operation or management by Royalview GP, Royalview LP or Associated Health Care Management Company, Inc. of Royalview Manor, if and only if, a Royalview Removal occurs as defined in Section 7.12 of this Agreement, or
(ii) recruit or otherwise seek to induce any employee of any Facility, Tenant or any Affiliate of Tenant, to terminate his or her employment or violate any agreement with or duty to Tenant or any Affiliate of Tenant or (iii) solicit or encourage any Person who to the best of any the Associated Company's knowledge is a customer, resident or supplier of any of the Facilities, Tenant or any Affiliate of Tenant to terminate its relationship with such Facility, Tenant or Affiliate of Tenant. For purposes of clause (ii) above, a person shall not be deemed to be an employee of any Facility if s/he is not an employee of any Facility at any time within the six (6) month period
- ---
prior to the date such person is recruited, engaged or hired by any Associated Company or any Affiliate of any Associated Company, or if his/her employment is terminated by Tenant or an Affiliate of Tenant due to layoffs, cutbacks or lack of work. This Non-Competition Covenant shall survive the Closing until termination of the Lease.

      7.7.3.  Enforcement.  The Associated Companies, Dennis and Friedman
              -----------
acknowledge and agree that, because the legal remedies of Tenant may be inadequate in the event of a breach of, or other failure to perform, any of the covenants and obligations set forth in this SECTION 7.7, Tenant may, in addition to obtaining any other remedy or relief available to it (including without limitation consequential and other damages at law), enforce this SECTION 7.7 by injunction and other equitable remedies. The Associated Companies also acknowledge and agree that no breach by Tenant of, or other failure by Tenant to perform, any of the covenants and obligations of Tenant under this Agreement or otherwise shall relieve the Associated Companies of any of their obligations under this SECTION 7.7.

      7.7.4.  Severability; etc.  The parties agree that the provisions set
              -----------------
forth in this SECTION 7.7, including without limitation as to duration and geographic scope, are reasonable to protect the legitimate interests of Tenant and the good will of the Facilities during the Lease Term. The provisions of this SECTION 7.7 are severable, and in the event that any provision hereof should, for any reason, be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof, and such invalid or unenforceable provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

      7.7.5.  Tax Reporting.  The parties hereto agree that each of them which
              -------------
is a party to one of the Leases shall report the Lease as an "operating lease" and not as a "capital lease" for federal income tax purposes.

      7.8.  Consulting Arrangement.  At Closing, Guarantor shall enter into a
            ----------------------
consulting agreement with Dennis in the form which the parties have agreed to, pursuant to which Dennis will provide the consulting services described therein.

      7.9.  Post-Closing Confidentiality Covenant of Tenant and Guarantor.
            -------------------------------------------------------------
Neither Tenant nor Guarantor or any Affiliate of Tenant or Guarantor will, directly or indirectly, without the prior written consent of the Associated Companies, disclose or use, in any way harmful to the business, operations, assets, prospects or condition, financial or otherwise, of the Associated Companies, or otherwise contrary to the interests of the Associated Companies, any confidential information involving or relating to the operation of any Facility ("Confidential Operation Information") or the Associated Companies, or any business, venture or other activity of the Associated Companies, past, present or future, actual or prospective ("Confidential Associated Company Information"); provided, however, that such information shall not include any
               -----------------
information known generally to the public (other than as a result of disclosure in violation hereof by any Tenant or Guarantor or any Affiliate of any Tenant or Guarantor), or as to Confidential Associated Company Information, which was available to Tenant or Guarantor or any Affiliate of Tenant or Guarantor on a nonconfidential basis prior to the disclosure in connection with the transactions contemplated hereby, or is lawfully obtained by Tenant or Guarantor or any of their Affiliates from a third party under no duty of confidentiality to the Associated Companies; and provided, further, that the provisions of this
                                 -----------------
Section 7.9 shall not prohibit any disclosure which Tenant or Guarantor or any of their Affiliates reasonably deems necessary or appropriate in connection with
(i) any judicial or administrative proceeding or inquiry, (ii) regulatory or governmental approvals required to complete the transactions contemplated under this Agreement after Tenant Board of Director authorization has been obtained pursuant to Section 8.7 of this Agreement, (iii) governmental filings or other disclosure in connection with any securities filings to be made by Tenant, Guarantor or any of their Affiliate, or (iv) other disclosure in the ordinary course of operation of the Facilities after the Closing. This Confidentiality Covenant shall survive the Closing for a period of two (2) years with respect to Confidential Associated Company Information and for the term of the Lease plus two (2) years with respect to Confidential Operation Information.

      7.9.1.  Enforcement  Tenant and Guarantor acknowledge and agree that,
              -----------
because the legal remedies of the Associated Companies may be inadequate in the event of a breach of, or other failure to perform, any of the covenants and obligations set forth in this Section 7.9, the Associated Companies may, in addition to obtaining any other remedy or relief available to it (including without limitation consequential and other damages at law), enforce this Section
7.9 by injunction and other equitable remedies. Tenant and Guarantor also acknowledge and agree that no breach by the Associated Companies of, or other failure by the Associated Companies to perform any of the covenants and obligations of the Associated Companies under this Agreement or otherwise shall relieve Tenant or Guarantor of any of their obligations under this Section 7.9.

     7.10. Option to Purchase Agreements.  At Closing, Landlords and Tenant or
           -----------------------------
an Affiliate of Tenant shall enter into Option to

Purchase Agreements in the form attached to this Agreement as Schedules 7.10.1,
                                                              -----------------
7.10.2, 7.10.3 and 7.10.4 attached hereto pursuant to which Landlords shall
- --------------     ------
grant Tenant (or Tenant's designee) the option to purchase the Premises and Assets at the end of the Lease Term in accordance with the terms and provisions therein.

      7.11. Further Assurances.  Each of the parties hereto, both before and
            ------------------
after the Closing, upon the request from time to time of any other party hereto and without further consideration, will do each and every act and thing as may be necessary or reasonably requested to consummate the transactions contemplated hereby and to effect an orderly transfer to Tenant of operational control of the Facilities under the Leases and assumption by Tenant of the Assumed Contracts, including without limitation executing, acknowledging and delivering assurances, assignments, powers of attorney and other documents and instruments, furnishing information and copies of documents, books and records (including without limitation tax records); filing reports, returns, applications, filings and other documents and instruments with governmental authorities; and cooperating with each other party hereto in exercising any right or pursuing any claim, whether by litigation or otherwise, other than rights and claims running against the party from whom or which such cooperation is requested.

      7.12. Agreement of the Parties re Royalview LP and Royalview.  Royalview
            ------------------------------------------------------
GP shall promptly use reasonable and diligent efforts to achieve a plan of reorganization of the ownership interests of Royalview LP acceptable to the partners of Royalview LP (a "Royalview LP Reorganization Plan"). If by May 3, 1996, a Royalview LP Reorganization Plan has not been agreed to by the Royalview LP partners, following written notice to Tenant and Guarantor, the parties will take the following actions:

(a) the parties will proceed to effect the Closing on the Closing Date; provided, however,

     i) Royalview GP and Royalview LP will be released as parties to this Agreement (such event hereinafter referred to as the "Royalview Removal") and as a result, the Lease and the Option to Purchase Agreement for the Royalview Facility will not be executed and delivered at the Closing; and

     ii) any and all assets relating to the operation of Royalview Manor shall be excluded from the transaction effected at the Closing, including, without limitation, the Premises leased to Tenant at the Closing shall not include the Land described in Schedule C hereto, the Assets shall not include any assets relating to the operation of Royalview Manor, the License shall not include the right to use the tradename "Royalview Manor," the Assumed Contracts shall not include any contracts identified on Schedule 2.2 as relating to the operation of Royalview Manor or the assumed liabilities described in Section 2.3 above relating to the operation of Royalview Manor, the records and plans described in Section 2.4 above relating to Royalview Manor shall not be delivered to Tenant, and Tenant will not be granted an option to purchase the Premises relating to Royalview Manor pursuant to an Option Purchase Agreement; and

(b)  all amounts payable to Dennis under the Consulting Agreement referenced in
     Section 7.8 above shall be reduced by 18.25%.

      7.13. Covenants, Representations and Warranties to Guarantor.
            ------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, all representations, warranties and covenants made by the Associated Companies to the Tenant in this Agreement shall inure to the benefit of the Guarantor as though made directly to the Guarantor.

      7.14. Removal of Underground Storage Tanks.  Tenant shall have the right,
            ------------------------------------
prior to Closing (and at any time after Closing), to remove the USTs disclosed on Schedule 5.3.7. In the event Tenant undertakes such removal, Tenant shall
   --------------
remove the USTs in accordance with all applicable laws and regulations and, as part of such removal, shall remediate, to the extent required by all applicable laws and regulations, any hydrocarbon contamination of soil and groundwater caused by any leaking of the USTs or by the removal process, and shall install, in replacement thereof, above-ground tanks of the same capacity as those removed or of such other capacity as may be agreed upon by the parties hereto. Such removal, remediation, and installation shall be at the cost and expense of Tenant and Guarantor without contribution from any of the Associated Companies, whether or not the same is performed prior to Closing and, if such work is performed prior to Closing, regardless of whether the Closing occurs. Such work shall be performed by such contractor or contractors as are retained by Tenant, subject, however, to approval by the Associated Companies of the identity of any such contractor or contractors.

  8. CONDITIONS TO TENANT'S OBLIGATION TO CLOSE. The obligations of Tenant at the Closing to lease the Premises and Assets from the Landlords and to assume the Assumed Contracts are subject to the satisfaction, at or prior to Closing, of all of the following conditions, compliance with which, or the occurrence of which, may be waived in whole or in part by Tenant:

 8.1.  Representations, Warranties and Covenants.
       -----------------------------------------

      8.1.1.  Continued Accuracy of Representations and Warranties.  All
              ----------------------------------------- ----------
representations and warranties of the Associated Companies contained in this Agreement shall be true and correct in all material respects as of the Closing with the same force and effect as if made at and as of the Closing.

      8.1.2.  Performance of Agreements.  The Associated Companies shall have
              -------------------------
performed and satisfied all covenants, agreements and conditions required by this Agreement to be performed or satisfied by the Associated Companies at or prior to Closing.

      8.1.3.  Closing Certificate.  At the Closing, the Associated Companies
              -------------------
shall furnish to Tenant a certificate signed by the Associated Companies dated the Closing Date, to the effect that the conditions specified in SECTIONS 8.1.1 and 8.1.2 hereof have been satisfied.

      8.2.  Licenses and Approvals.  To the extent that they can be obtained by
            ----------------------
Tenant under applicable law prior to the actual transfer of operational control of the Facilities to Tenant on or before the one hundred and twentieth (120th) day following the Effective Date, Tenant shall have secured all necessary licenses, permits, certifications and approvals from federal, state and local governmental or administrative agencies having jurisdiction thereof required for the operation of the Facilities by Tenant on substantially the same basis as the Associated Companies are currently operating the same and without the imposition of material conditions on the Tenant or the Facilities, and on or before the one hundred and eightieth (180th) day following the Effective Date, Landlords and Tenant shall have obtained all necessary consents from HUD and any fee mortgagee to lease the Premises pursuant to the Leases without the imposition of material conditions on the Tenant or the Facilities.

      8.3.  Legality; No Change in Law.  Tenant's lease of the Premises and the
            --------------------------
Assets, operations of the Facilities and assumption of the Assumed Contracts shall not be prohibited by any Legal Requirement (except any Legal Requirements in the HUD mortgages and Regulatory Agreements which Tenant can reasonably satisfy). No Legal Requirement shall have been enacted nor shall any legislation have been introduced in either house of Congress or of the legislature of Ohio and favorably reported for passage to either house of Congress or the legislature of Ohio or by any committee of any thereof, nor shall any investigation against an Associated Company by any governmental authority or administrative agency have been commenced, nor shall any decision of any court of competent jurisdiction have been rendered against any Associated Company or any of the Premises, which materially and adversely affects, restrains, prevents or changes the transactions contemplated by this Agreement, or has a material adverse effect on the business, operations, assets, prospects or condition, financial or otherwise, of any of the Facilities as presently operated.

      8.4.  Litigation.  No action or proceeding shall have been instituted at
            ----------
or prior to the Closing before any court, arbitrator or other governmental body, or instituted or threatened by any public authority, pertaining to Tenant's lease of the Premises and Assets, operation of the Facilities and assumption of the Assumed Contracts or any of the other transactions contemplated hereby, the results of which action or proceeding could prevent or make illegal the consummation of such transactions, or which could otherwise have a material adverse effect on the business, operations, assets, prospects or condition, financial or otherwise, of any of the Facilities as presently operated.

      8.5.  Opinion of the Associated Companies' Counsel.  The Tenant shall have
            --------------------------------------------
received an opinion of Jones, Day, Reavis & Pogue, legal counsel to the Associated Companies dated as of the Closing Date, addressed to Tenant, in form and substance satisfactory to the Tenant in substantially the form of Schedule
                                                                      --------
8.5 attached hereto.
- ---

      8.6.  Change in Occupancy or Payor Mix.  The monthly occupancy (as
            --------------------------------
measured on an average daily census basis) at any Facility for the calendar month which precedes the Effective Date will not exceed the monthly occupancy at such Facility for the calendar month which precedes the Closing Date by more than the number of patients set forth for such Facility on Schedule 8.6 attached hereto. The aggregate monthly occupancy at all of the Facilities for the calendar month which precedes the Effective Date will not exceed the aggregate monthly occupancy at all of the Facilities for the calendar month which precedes the Closing Date by more than the number of patients set forth for all Facilities on Schedule 8.6 attached hereto. The private pay patient monthly occupancy in any Facility for the calendar month which precedes the Effective Date will not exceed the private pay patient monthly occupancy in such Facility for the calendar month which precedes the Closing Date by more than the number of private pay patients set forth for such Facility on Schedule 8.6 attached hereto. The aggregate private pay patient monthly occupancy in all of the Facilities for the calendar month which precedes the Effective Date will not exceed the aggregate private pay patient monthly occupancy in all of the Facilities for the calendar month which precedes the Closing Date by more than the number of private pay patients set forth for all the Facilities on Schedule
8.6 attached hereto.

      8.7.  Board Approval.  On or before the seventieth (70th) day after the
            --------------
Effective Date, the Board of Directors of Tenant shall have voted to approve the transactions contemplated by this

Agreement provided that the Board may only disapprove the transactions if the Board deems the results of the due diligence under Section 4 to be unsatisfactory, in which case Tenant shall in writing advise the Associated Companies of the basis of any such disapproval.

  9. CONDITIONS TO THE ASSOCIATED COMPANIES' OBLIGATION TO CLOSE. The obligations of the Associated Companies at the Closing to lease the Premises and Assets to Tenant and to assign the Assumed Contracts to Tenant are subject to the satisfaction at or prior to Closing, of all of the following conditions, compliance with which, or the occurrence of which, may be waived in whole or in part by the Associated Companies:

 9.1.  Representations, Warranties and Covenants.
       -----------------------------------------

      9.1.1.  Continued Accuracy of Representations and Warranties.  All
              ----------------------------------------- ----------
representations and warranties of Tenant and Guarantor contained in this Agreement shall be true and correct in all material respects as of the Closing with the same force and effect as if made at and as of the Closing.

      9.1.2.  Performance of Agreements.  The Tenant and Guarantor shall have
              -------------------------
performed and satisfied all covenants, agreements and conditions required by this Agreement to be performed or satisfied by it at or prior to Closing.

      9.1.3.   Closing Certificate.  At the Closing, Tenant and Guarantor shall
               -------------------
furnish to the Associated Companies a certificate signed by the President or a Vice President of Tenant and Guarantor dated the Closing Date, to the effect that the conditions specified in Sections 9.1.1 and 9.1.2 hereof have been satisfied.

      9.2.  Litigation. No action or proceeding shall have been instituted at or
            ----------
prior to the Closing before any court, arbitrator or other governmental body, or instituted or threatened by any public authority, pertaining to the lease of the Premises and the Assets to Tenant and the assumption of the Assumed Contracts by Tenant or any of the other transactions contemplated hereby, the results of which action or proceeding could prevent or make illegal the consummation of such transactions.

      9.3.  Licenses and Approvals.  To the extent that they can be obtained by
            ----------------------
Tenant under applicable law prior to the actual transfer of operational control of the Facilities to Tenant, Tenant on or before the one hundred and twentieth (120th) day following the Effective Date, shall have secured all necessary licenses, permits, certifications and approvals from federal, state and local governmental or administrative agencies having jurisdiction thereof required for the operation of the Facilities by Tenant, and on or before the one hundred and eightieth (180th) day following the Effective Date Landlords and Tenant shall have obtained all necessary consents from HUD and any fee mortgagee to lease the Premises to Tenant; provided, that, all such licenses, permits, certifications and approvals necessary to effectuate the transfer in accordance with applicable law shall have been obtained.

      9.4.  Opinion of Tenant's and Guarantor's Counsel.  The Associated
            -------------------------------------------
Companies shall have received an opinion of McDermott, Will & Emery, legal counsel to the Tenant and the Guarantor, dated as of the Closing Date, addressed to the Associated Companies, in form and substance satisfactory to the Associated Companies, and in substantially the form of Schedule 9.4 attached
                                                       ------------
hereto.

      9.5.  Guaranty Matters.  The Associated Companies shall have received
            ----------------
either:

     (a) The Guaranty and evidence that the Guarantor has a Net Worth, as hereinafter defined, of not less than $5,000,000; or

     (b) The Guaranty and an additional guaranty (the "Additional Guaranty") from a Public Company, as hereinafter defined.

      9.6.   Security Deposit.  Landlords shall have received either:
             ----------------

     (a) A security deposit under the Leases aggregating $5,000,000 (the "Security Deposit"), which Security Deposit shall be held by National City Bank pursuant to a Security Deposit Agreement (the "Security Deposit Agreement") by and among the Associated Companies, Tenant, Guarantor, and National City Bank, as trustee; or

     (b)  The Guaranty and the Additional Guaranty from a Public Company.

 10.  CLOSING.

      10.1.  Closing Date.  The closing of the transaction contemplated herein
             ------------
(the "Closing") shall be consummated as of the first day of the month following the date on which Landlord and Tenant have secured all of the necessary licenses and approvals described in Section 8.2 above (i.e., that can be obtained by the
                                              ----
parties under applicable law prior to the lease of the Facilities to Tenant), provided that, if the last of such approvals is received after the twentieth
(20th) day of a month either party may extend the Closing Date to the first day of the second month following such month or on such other date as may be mutually agreed upon by the Associated Companies and the Tenant

(the "Closing Date"), at a place mutually agreeable to the Associated Companies and Tenant.

      10.2.  Landlords' Deliveries at Closing.  At the Closing, the Associated
             --------------------------------
Companies shall execute (if applicable) and deliver to Tenant:

(1) The Certificate described in Section 8.1.3 hereof, and the lists required under Sections 5.4.11 and 5.4.12 hereof.

(2)  The Leases, Option to Purchase Agreements and License Agreements.

(3) Unless the Parkland Ancillary Medical Leases theretofore have been terminated, the assignments of the Parkland Ancillary Medical Leases (and evidence that the Parent Lease has been terminated).

(4)  The opinion of counsel required under Section 8.5 hereof.

(5) Certificate of Full Force and Effect, as applicable, for each Associated Company issued by the Secretary of State of Ohio (dated within ten (10) days of the Closing).

(6) The settlement statement of this transaction as approved by the parties hereto.

(7) Partnership resolutions of each Associated Company authorizing it to undertake the transactions contemplated by this Agreement and authorizing its signatories to execute this Agreement and all other documents required to effect the Closing, certified as of the Closing Date by a managing partner as appropriate of such Associated Company as having been duly adopted and being in full force and effect on the Closing Date and a Certificate of Incumbency as to the partners executing and delivering said documents.

      10.3.  Tenant's and Guarantor's Deliveries at Closing. At the Closing,
             ----------------------------------------------
Tenant and Guarantor shall execute (if applicable) and deliver to the Associated
Companies:

(1)  The Certificate described in Section 9.1.3 hereof.

(2) The Leases, Option to Purchase Agreements, the Guaranty, the Additional Guaranty, if applicable, evidence of the Net Worth of Guarantor, if applicable, and evidence, if applicable, that the guarantor under the Additional Guaranty is a Public Company.

(3) Unless the Parkland Ancillary Medical Leases theretofore have been terminated, the assignments of the Parkland Ancillary Medical Leases joined in by the tenant under the Lease for Parkland Nursing Center in order to evidence assumption by such tenant of the obligations of the lessor or sublessor thereunder (exclusive of the obligations retained by Beachwood as provided above).

(4)  The opinion of counsel required under Section 9.4 hereof.

(5) A corporate resolution of Tenant and partnership resolutions of Guarantor authorizing the transaction contemplated by this Agreement and authorizing its signatories to execute this Agreement and all other documents required to effect the Closing, certified as of the Closing Date by an officer of Tenant and Guarantor, respectively, as having been duly adopted and being in full force and effect on the Closing Date and a Certificate of Incumbency as to the officers and partners executing and delivering said documents.

(6) Certificate of Legal Existence and Good Standing of Tenant and a Certificate of Legal Existence for Guarantor issued by the Secretary of the State of Ohio and the Secretary of State of Massachusetts, respectively.

(7) The settlement statement of this transaction as approved by the parties hereto.

      10.4.  Personal Property Tax Prorations.  Personal property taxes shall be
             --------------------------------
prorated at the Closing based upon the last available tax duplicate, which prorations shall thereafter be adjusted directly between the Associated Companies and Tenant based upon the actual amount of taxes for the year in which the Closing occurs, promptly following receipt of the official statement therefor and notice thereof by Tenant to the Associated Companies.

      10.5.  Disposition of Certain Employee Benefit Obligations Before and
             --------------------------------------------------------------
After the Closing Date.  The Associated Companies' accrued and vested employee
- ----------------------
vacation pay and sick leave expense and associated employment-related taxes and benefit expense for each Facility's employees through the Closing Date shall be paid by the Associated Companies at Closing or at Tenant's option, assumed by Tenant at Closing, in which case the amount of such expenses assumed by Tenant shall be paid by the Associated Companies to the Tenant at Closing and reflected on the Closing settlement statement and shall be determined in accordance with the method described in
Schedule 10.5 attached hereto.
- -------------

      10.6.  Other Closing Adjustments.  All expenses attributable to the
             --------------------------
operation of the Facility (measured on an accrual basis) and all income (measured on an accrual basis) through 11:59 p.m. on the day before the Closing shall be for the account of the Associated Companies. Thereafter, such income and expense shall be for the account of Tenant. Such income will include, but shall not be limited to, all payments under Occupancy Agreements, including Medicare and Medicaid reimbursement and other insurance payments or advances. The Associated Companies shall retain title to all accounts receivable for services rendered at each Facility through 11:59 p.m. on the day before the Closing and governmental reimbursements for same. Tenant shall provide reasonable assistance to the Associated Companies in the collection of such accounts receivable. Except as otherwise expressly provided in this Agreement, the Associated Companies shall remain responsible for all accounts payable through 11:59 p.m. on the day before the Closing. As of the Closing, the Associated Companies shall calculate wages and payroll taxes accrued through 11:00 p.m. on the day before the Closing Date (the "Outstanding Payroll") which Outstanding Payroll shall be paid by Landlord on the immediately following scheduled payroll date. To secure Landlord's obligation to pay the Outstanding Payroll, Landlord shall deposit with the Escrow Agent the amount of the Outstanding Payroll (as reasonably estimated by the parties) which shall be held in escrow by the Escrow Agent in the same manner as the Deposit until the Outstanding Payroll has been paid by Landlords; provided, however, that funds already held in escrow by the Escrow Agent may be applied for this purpose. Except as otherwise provided below, all apportionable items of operating income and expense applicable to any periods commencing before the Closing Date and continuing after the Closing Date shall be prorated between the Associated Companies and Tenant as of 11:59 p.m. on the day before the Closing. In effecting the proration, the Associated Companies shall be credited for items of expense paid in advance and debited for items of expense accrued but not paid for as of the Closing Date. Apportionable operating expenses shall not include prepaid insurance premiums. In addition, on or about the Closing, the Associated Companies and/or Tenant shall cause final utility meter readings to be made for all utilities serving the Premises and the Associated Companies shall pay or cause to be paid all final bills rendered from such meter readings.

     All deposits and other patient funds held in trust by the Associated Companies shall be accounted for (including any interest required on such funds) and transferred to Tenant at

Closing. The Associated Companies shall furnish to Tenant on or before the Closing, lists, by Facility, of all such deposits and other patient funds held by the Associated Companies, each certified to by an officer of the appropriate Associated Company, which lists the Associated Companies warrant will be true and correct. Tenant shall assume the obligation to maintain, repay and/or return such deposits in accordance with the terms and subject to the conditions and requirements under which they are being held by the Associated Companies or imposed by applicable law or regulation.

      10.7. Inventory.  At Closing, Tenant shall purchase linens, food, non-
            ---------
prescription drugs and medical and office supplies and maintenance, housekeeping and dietary supplies at the Facilities (the "Inventory") from the Associated Companies for an amount equal to the actual cost to the Associated Companies of the Inventory, based upon a list of the Inventory compiled within five (5) days prior to the Closing Date by representatives of both the Associated Companies and Tenant, which list shall state the actual cost to the Associated Companies of the Inventory based upon applicable invoices and accounting records of the Associated Companies. The purchase price for the Inventory shall be paid by Tenant to the Associated Companies at the Closing and reflected on the Closing settlement statement. Notwithstanding the foregoing, Purchaser shall not be required under this Section 10.7 to purchase more than a thirty (30) day supply
                    ------------
of any item in the Inventory (or a sixty day supply with respect to those items for which the Associated Companies maintain a sixty (60) day supply in the ordinary course of business) nor any item that does not conform to the generally accepted standards of the long-term care industry in Ohio. Any item of Inventory not so purchased by Purchaser shall remain the property of the Associated Companies and may be removed from the Premises by the Associated Companies as of the Closing Date.

      10.8. Termination.  This Agreement may be terminated, and the transactions
            -----------
contemplated hereby may be abandoned, at any time before the Closing:

(a) by mutual written consent of the Associated Companies, Tenant and Guarantor; or

(b) by Tenant and Guarantor if any of the conditions set forth in Section 8 shall not have been complied with or performed in any material respect and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by the Associated Companies within one hundred and eighty (180) days following the Effective Date; or

(c) by the Associated Companies, if any of the conditions set forth in Section 9 shall not have been complied with or performed in any material respect and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by Tenant or Guarantor within one hundred and eighty (180) days following the Effective Date; or

(d) by the Associated Companies, Tenant, or Guarantor, in the event the Closing Date has not occurred on or prior to the close of business on October 31, 1996 or such later date as the parties hereto may agree in writing (unless such event has been caused by the breach of this Agreement by the party seeking such termination).

  11.  CASUALTY.

      11.1.  Major Damage.  If any of the Premises, or any portion thereof,
             ------------
shall be damaged or destroyed by reason of any casualty or other cause prior to the Closing and the cost of restoration thereof is equal to or in excess of One Hundred Thousand Dollars ($100,000) ("Major Damage"), then Tenant, at Tenant's option, may either: (A) terminate this Agreement upon written notice of same to the Associated Companies; or (B) proceed to complete the transactions contemplated under this Agreement (i) upon written notice of same to the Associated Companies and an agreement to an equitable abatement of the Annual Rent applicable to the damaged Premises which abatement shall be effective for the period from the commencement date of the Lease to the date such damaged Premises are restored and the patient occupancy and private pay occupancy is substantially restored to the status immediately preceding the casualty, but not to exceed one hundred and eighty (180) days after completion of the restoration, and (ii) receipt by Tenant of satisfactory assurance that the insurance proceeds payable in the event of such damage or destruction will be made available to Tenant and are in an amount reasonably sufficient to restore the damaged Premises to the condition preceding the casualty. Except as otherwise specifically set forth in this Section 11, any notice of termination under this Section 11 shall be made by Tenant within thirty (30) days after the cost of repairing the damage and/or destruction has been determined but not later than the sixtieth (60th) day following the occurrence of the damage. If Tenant does not elect to terminate this Agreement within such thirty (30) day period, then Tenant shall be deemed to have elected option (B) set forth above. Upon the termination of this Agreement by Tenant as a result of Major Damage, Tenant shall be entitled to the return of the Deposit and the parties hereto shall be free of any further liability hereunder, except as otherwise set forth in this Agreement.

      11.2.  Other Damage.  If the cost of repair of such damage or destruction
             ------------
is less than One Hundred Thousand Dollars ($100,000.00) and such damage or destruction is covered by the Associated Companies' insurance coverage, the Associated Companies shall pay such applicable insurance proceeds, plus the amount of any applicable deductible, to Tenant and upon an equitable abatement of the applicable portion of the Annual Rent, Tenant shall consummate the transaction contemplated under this Agreement. If (i) such damage or destruction is not covered by the Associated Companies' insurance coverage, or (ii) such insurance proceeds are insufficient to cover the cost of repairing such damage or destruction and the Associated Companies do not pay the applicable deficiency to Tenant, then there shall be an abatement of rent until Tenant has recouped (A) an amount equal to the cost of restoring the Premises in the case of subparagraph (i); or (B) an amount equal to such deficiency in the case of subparagraph (ii), in either event, as determined by the architect selected in accordance with Section 11.3 hereof.

      11.3.  Determination of Repair Cost.  In the event of a dispute between
             ----------------------------
the Associated Companies and Tenant regarding the cost of repairing such damage or destruction, the Associated Companies and Tenant agree that an architect acceptable to both the Associated Companies and Tenant shall be retained, the cost of such appraisal being borne equally by the Associated Companies and Tenant, and such architect shall determine the cost of repairing such damage or destruction, which cost shall include all professional fees incurred in connection therewith. The Associated Companies and Tenant agree that the determination by such architect of the cost of repair shall be conclusive as to both the Associated Companies and Tenant.

 12.  CONDEMNATION.

     (a) If prior to the Closing any proceedings are commenced by any governmental agency to effect a taking of any part of the Premises in or by condemnation or other eminent domain proceedings (or by conveyance in lieu thereof), and the loss of such part of the Premises would materially interfere with the Tenant's ability to operate the Facilities in substantially the same manner as the Associated Companies currently operate the Facilities, Tenant may terminate this Agreement, whereupon the Deposit shall be returned to Tenant and all rights and obligations of the parties hereto shall expire and terminate, provided that, if Tenant does not exercise its right to terminate in such event, this Agreement shall continue in full force and effect, without adjustment to the Annual Rent and Option Purchase Price.

     (b) If such taking of a part of the Premises in or by condemnation or other eminent domain proceedings (or by conveyance in lieu thereof), would not materially interfere with Tenant's ability to operate the Facilities in substantially the same manner as the Associated Companies currently operate the Facilities, this Agreement shall continue in full force and effect, without adjustment to the Annual Rent and Option Purchase Price.

  13. DEFAULT. Prior to Closing, in the event of a material misrepresentation by any Associated Company, or by Tenant or Guarantor in this Agreement, or a material breach of any warranty or covenant by any Associated Company or by Tenant or Guarantor, or other default by any Associated Company or by Tenant or Guarantor, and the defaulting party's failure to rectify such misrepresentation, breach or default within thirty (30) days after receipt of written notice thereof from the non-defaulting party, then the nondefaulting party shall have the right, upon written notice to the defaulting party, to rescind this Agreement, and upon rescission, (a) if any Associated Company is in default, the Deposit then held by the Escrow Agent shall be promptly returned to Tenant and Tenant shall be entitled to such remedies as shall be provided by law, including the recovery of reasonable attorney's fees; provided, however, in no case shall Tenant or Guarantor be entitled to special or consequential damages, which shall include, without limitation, damages, other than actual and direct costs, relating to or arising from any adverse effect on any planned or effective registration or offering of securities, and any judgments or settlements against Tenant, Guarantor or any of their Affiliates arising from claims under federal or state securities laws in excess of Five Million Dollars ($5,000,000); and (b) if Tenant or Guarantor is in default, the Associated Companies shall be paid the Deposit then held by the Escrow Agent as full liquidated damages of the Associated Companies, it being understood that the Associated Companies' damages would not be subject to accurate calculation and the amount established hereby as liquidated damages is a reasonable estimate of the damages which would be incurred by the Associated Companies. In lieu of rescission, the Tenant shall be entitled to specific performance of this Agreement and, in addition, the recovery of reasonable attorneys' fees.

  14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All statements of fact contained in this Agreement, or in any certificate delivered by or on behalf of one party to the other pursuant to this Agreement or in connection with the transaction contemplated hereby, shall be deemed representations and warranties by such party making such statement of fact. Each party understands that the other party has relied on each of said representations and warranties in entering into this Agreement. Notwithstanding any investigations made by or on behalf of the Associated Companies or Tenant or any distribution in liquidation, dissolution or other voluntary or involuntary act of the Associated Companies or Tenant, (i) the representations and warranties of Associated Companies set forth in Section 7.7 hereof shall survive the Closing as set forth therein; (ii) the representations and warranties set forth in Sections 5.3.7, 5.3.8 and 5.4.7 shall survive the Closing for the term of the Lease, (iii) the representations and warranties set forth in Section 5.4.9 shall survive the Closing for the applicable periods of the statutes of limitations, (iv) all other representations and warranties of the Associated Companies herein shall survive the Closing for a period of 24 months notwithstanding the execution and delivery of the Leases or the consummation of the other transactions contemplated herein, whereupon such representations and warranties shall become unenforceable except to the extent that notice of a claim relating to such representations and warranties has been given pursuant to Section 15.3 hereof prior to the expiration of the Lease Term (each termination date an "Expiration Date").

 15.  INDEMNIFICATION PROVISIONS.

      15.1.  Indemnification of Tenant.  Subject to Section 15.5, the Associated
             -------------------------
Companies shall defend, indemnify and hold harmless Tenant and Guarantor and any Affiliate of Tenant and Guarantor against all damages, punitive damages, civil and criminal monetary penalties, losses and reasonable expenses, including any reasonable attorneys' and other professional fees (hereinafter referred to collectively as "Liabilities"), but not including special or consequential damages relating to, or arising from, any adverse effect on any planned or effective registration, offering or sale of securities which shall include, without limitation, any judgments or settlements against Tenant, Guarantor or any of their Affiliates arising from claims under federal or state securities laws, in connection with any of the following matters:

      15.1.1.  Material Misrepresentation, etc.  Any and all Liabilities arising
               --------------------------------
out of or related to any material breach of the agreements, representations, warranties or covenants of the Associated Companies in this Agreement, provided,
                                                                       --------
however, that Tenant's right to indemnification hereunder for Liabilities
- -------
arising out of or related to any material breach of the Associated Companies' representations and warranties shall be limited to claims asserted by Tenant in accordance with Section 15.3 hereof during the period during which said representations and warranties survive the Closing as provided under Section 14 hereof.

      15.1.2.  Audits, Investigations, Refund Obligations and Other Pre-Closing
               ----------------------------------------------------------------
Liabilities.  Any and all Liabilities arising out of or related to any of the
- -----------
following: (i) any audit or investigation conducted at any time by any governmental authority or administrative agency concerning the operation of the Facility or the Premises or any other Assets by the Associated Companies prior to the Closing or any amounts paid to the Associated Companies prior to the Closing; (ii) any assessments, adjustments or offsets made against Tenant or any Facility or the Premises or other Assets as a result of such an audit or investigation or in connection with the recovery by any governmental authority or administrative agency of any overpayments made to any Associated Company for services performed prior to Closing or any depreciation recapture liability applicable to the period prior to Closing; (iii) any reasonable costs of defense of, and any judgment against Tenant with respect to, any litigation relating to the operation of the Premises or the Assets prior to the Closing; (iv) any suit, claim or proceeding of any nature seeking to recover damages for personal injury, death or property damage due in connection with the operation of the Premises or the Assets prior to the Closing; and (v) any other liability, damage, cost, claim, expense or assessment asserted against Tenant or the Premises or the Assets as a result of, or with respect to, the Associated Companies' ownership or operation of the Premises or the Assets prior to the Closing.

      15.2.  Indemnification of the Associated Companies. Tenant and Guarantor
             -------------------------------------------
shall jointly and severally defend, indemnify and hold harmless the Associated Companies and any Affiliate of the Associated Companies against all Liabilities in connection with any of the following matters:

      15.2.1.   Misrepresentations, etc.  Any and all Liabilities arising out of
                -----------------------
or related to any breach of the agreements, representations, warranties or covenants of Tenant or Guarantor in this Agreement, provided, however, that the
                                                    --------  -------
Associated Companies' right to indemnification hereunder for Liabilities arising out of or related to any breach of Tenant's or Guarantor's representations and warranties shall be limited to claims asserted by the Associated Companies in accordance with Section 15.3 hereof during the period during which said representations and warranties survive the Closing as provided in Section 14 hereof.

      15.2.2.  Audits, Investigations and Other Post-Closing Liabilities.  Any
               ----------------------------------------------------------
and all Liabilities arising out of or related to any of the following: (i) any audit or investigation conducted at any time by any governmental authority or administrative agency concerning the operation of the Facilities and the Premises or the other Assets by Tenant subsequent to the Closing or any amounts paid to Tenant subsequent thereto; (ii) any assessments, adjustments or offsets made against the Associated Companies as a result of any such audit or investigation or in connection with the recovery by any governmental authority or administrative agency of any other payments made to Tenant for services performed after Closing; (iii) any reasonable costs of defense of, and any judgment against the Associated Companies with respect to, any litigation relating to the operation of the Premises or the Assets by Tenant subsequent to the Closing; (iv) any suit, claim or proceeding of any nature seeking to recover damages, for personal injury, death or property damage due or alleged to be due to occurrences in connection with the operation of the Premises or the Assets subsequent to the Closing; and (v) any other liability, damage, cost, claim, expense or assessment asserted against the Associated Companies as a result of, or with respect to, Tenant's operation of the Premises or the Assets subsequent to the Closing, and (vi) any and all Liabilities in connection with or as a result of claims arising under, or a registration statement filed by an Affiliate of Tenant pursuant to federal or state securities laws, including, without limitation, any liability arising as a result of any inclusion of financial statements or other information with respect to the Facilities furnished by the Associated Companies in such registration statement.

     15.2.3.  Contribution In Lieu of Indemnification.  In order to provide for
              ---------------------------------------
just and equitable contribution in circumstances in which the indemnity agreement provided for in subsection 15.2.2(vi) is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Tenant and the Guarantor shall contribute to the aggregate Liabilities contemplated by such indemnity agreement as incurred. For purposes of this Section, each Affiliate of an Associated Company shall have the same rights to contribution as the Associated Company.

      15.3.  Notice and Defense of Claims.  A party claiming indemnification
             ----------------------------
under this Agreement (the "Asserting Party") must promptly notify in writing the party from which indemnification is sought (the "Defending Party") of the nature and basis of such claim for indemnification. In the event Tenant is the Asserting Party, Tenant shall concurrently send a copy of such notice to the Escrow Agent if such claim is made at any time prior to the Expiration Date. If such claim relates to a claim, litigation or other action by a third party against the Asserting Party, or any fixed or contingent liability to a third party (a "Third Party Claim"), the Defending Party may elect to assume the defense of the Third Party Claim within a reasonable time after receipt of the notice referred to above at its own expense with counsel selected by the Defending Party and approved by the Asserting Party, which approval shall not be unreasonably withheld; provided, however, that if any claim for indemnification under this Agreement is covered by the Defending Party's applicable insurance coverage, then the assumption of such defense and the selection of counsel shall be governed by the applicable insurance coverage. Subject to the foregoing sentence, the Defending Party may not assume the defense if the named parties to the Third Party Claim (including any impleaded parties) include both the Defending Party and the Asserting Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Asserting Party shall have the right to employ counsel approved by the Defending Party at the expense of the Defending Party. If the Defending Party, or the Defending Party's applicable insurer, assumes the defense of the

Third Party Claim, the Defending Party shall not be liable for any fees and expenses of counsel for the Asserting Party incurred thereafter in connection with the Third Party Claim.

      15.4.  Partners' Indemnification in the Event of Liquidation or
             --------------------------------------------------------
Dissolution of the Associated Companies.  In addition to any and all rights
- ---------------------------------------
accorded to Tenant under applicable law, in the event subsequent to Closing any of the Associated Companies proposes a plan of liquidation, dissolution or other transaction having the effect of distributing to its partners a substantial portion of its assets, then, as a condition of such proposal, and in consideration of the proceeds to be received by said partners upon consummation of such proposal, the Associated Company shall secure from said partners an undertaking acknowledging and agreeing to stand in the shoes of the Associated Company to the extent of the Net Proceeds, as defined in Section 15.5(b),
                                                         ---------------
received by said partners in the event of a claim for indemnification from Tenant subject to the limitations of Section 15.5. Such partner undertaking shall be in the form attached hereto as Schedule 15.4. Each Associated Company
                                        -------------
further agrees to provide notice to Tenant of any such proposal not less than thirty (30) days in advance of the anticipated effective date thereof accompanied by documents reasonably sufficient to demonstrate compliance with the provisions hereof.

      15.5.  Limitations on Indemnity by Associated Companies. Notwithstanding
             ------------------------------------------------
any other provision of this Agreement, including Section 15.1 hereof, the rights of Tenant and Guarantor to be indemnified and held harmless under this Agreement or pursuant hereto and the liability of the Associated Companies, shall be limited as follows:

     (a) Each of the Associated Companies shall indemnify and hold harmless the Tenant, Guarantor and their Affiliates only with respect to the Facility actually owned or operated by such Associated Company, and shall not indemnify and hold harmless the Tenant, Guarantor and their Affiliates with respect to any damages incurred by Tenant, Guarantor or their Affiliates with respect to any of the other Facilities.

     (b) No claim for indemnity by Tenant or Guarantor pursuant to Section
15.1.1 shall be made against any Associated Company, unless and until the aggregate dollar amount of the claims against the Associated Companies, collectively, shall have exceeded $50,000, in which case the applicable indemnitors shall be obligated to indemnify, defend and hold harmless the Tenant and Guarantor for all damages in excess of $50,000, but any indemnification liability of an Associated Company under Section 15.1.1 hereof shall not exceed the Net Proceeds (as defined herein) of the Associated Company from and after the Closing Date. The term "Net Proceeds" as used herein shall mean the amount calculated in accordance with Schedule 15.5(b).
                              ----------------

     (c) The liability of the Associated Companies, Dennis and Friedman with respect to any claim for indemnity by the Tenant or Guarantor pursuant to
Section 15.1 shall be offset dollar for dollar by (i) any insurance proceeds received by the Tenant after the Closing in respect of the damages for which indemnification is claimed, and (ii) any other recovery made by the Tenant from any third-party on account of the damages for which indemnification is claimed, provided Tenant shall not be obligated to pursue any recovery from any other party.


      15.6.  Survival.  The Indemnification Provisions set forth in Section 15
             --------
of this Agreement shall survive the Closing.

 16.   DEFINITIONS. For purposes of this Agreement:

      16.1.  Cross Reference Table.  The following terms defined elsewhere in
             ---------------------
this Agreement in the Sections set forth below shall have the respective meanings therein defined:

Term                                          Definition

     "Additional Guaranty"            Section 9.5(b)
     "Affiliate Arrangements"         Section 5.5.2
     "AHCM, Inc."                     Section 2.5
     "Annual Financial Statements"    Section 5.2.1
     "Asserting Party"                Section 15.3
     "Assets"                         Section 1
     "Associated Company" and
     "Associated Companies"           Preamble
     "Assumed Contracts"              Section 2.3
     "Beachwood"                      Preamble
     "Closing"                        Section 10.1
     "Closing Date"                   Section 10.1
     "Confidential Associated
      Company Information"            Section 7.9
     "Confidential Facility
      Information"                    Section 7.7.1
     "Confidential Operation
      Information"                    Section 7.9
     "Confidential Tenant
      Information"                    Section 7.7.1
     "Contracts"                      Section 5.5.1
     "Current Galvin Lease"           Section 2.5
     "Defending Party"                Section 15.3
     "Deficiency"                     Section 4.1
     "Deficiency Letter"              Section 4.1
     "Dennis"                         Eighth Whereas Clause
     "Deposit"                        Section 3
     "Deposit Escrow Agreement"       Section 3
     "Effective Date"                 Preamble
     "Escrow Agent"                   Section 3
     "Excluded Assets"                Section 1

     "Expiration Date"                Section 14
     "Facility" and "Facilities"      Fourth Whereas Clause
     "Friedman"                       Eighth Whereas Clause
     "Galvin Lease"                   Section 2.5
     "Guarantor"                      Preamble
     "Guarantor's Financial
      Statements"                     Section 6.8
     "Guaranty"                       Seventh Whereas Clause
     "HUD"                            Section 2.5
     "Initial Deposit"                Section 3
     "Inspectional Due Diligence"     Section 4.1
     "Intangible Assets"              Section 2.1
     "Interim Financial
      Statements"                     Section 5.2.1
     "Inventory"                      Section 10.7
     "Labor Contracts"                Section 5.5.1
     "Landlord" and "Landlords"       Preamble
     "Land"                           Third Whereas Clause
     "Lease" and "Leases"             Section 1
     "Lease Term"                     Section 2
     "Liabilities"                    Section 15.1
     "Licenses"                       Section 5.3.3
     "Major Damage"                   Section 11.1
     "Net Proceeds"                   Section 15.5(b)
     "Occupancy Agreements"           Section 5.5.1
     "Occupancy Agreement Forms"      Section 5.5.3
     "Operational Due Diligence"      Section 4.2
     "Outstanding Payroll"            Section 10.6
     "Parent Lease"                   Section 2.5
     "Parkland Ancillary
      Medical Leases"                 Section 2.5
     "Parkland Nursing Center
      Subleases"                      Section 2.5
     "Premises"                       Section 1
     "Royalview GP"                   Preamble
     "Royalview LP"                   Preamble
     "Royalview LP
      Reorganization Plan"            Section 7.12
     "Royalview Removal"              Section 7.12(a)(i)
     "Second Deposit"                 Section 3
     "Security Deposit"               Section 9.6(a)
     "Security Deposit Agreement"     Section 9.6(a)
     "Tenant"                         Preamble
     "Third Party Claim"              Section 15.3
     "Trade Payables"                 Section 5.4.11
     "USTs"                           Section 5.3.7(vii)
     "Warranties and Guarantees"      Section 5.4.2
     "Westbay"                        Preamble
     "Westbay II"        Preamble


      16.2.  Affiliate.  The term "Affiliate" shall mean (i) any Person directly
             ---------
or indirectly controlling, controlled by or under direct or indirect common control with any Associated Company (or other specified Person), (ii) any Person who is an officer, director or a general partner of any Associated Company or any holder of twenty-five percent (25%) or more of a limited partnership interest of in any Associated Company (or other specified Person), (iii) any person of which the Associated Company (or other specified Person) shall, directly or indirectly, beneficially own at least 25% of any class of outstanding capital stock or other evidence of beneficial interest.

      16.3.  Articles of Incorporation.  The term "Articles of Incorporation"
             -------------------------
shall mean the certificate or articles of incorporation or organization, statute, constitution, joint venture or articles or other charter documents of any Person (other than an individual), each as from time to time in effect.

      16.4.  Regulations. The term "Regulations" shall mean all written rules,
             -----------
regulations and by-laws, and all other documents (other than the Articles of Incorporation), relating to the management, governance or internal regulation of a Person (other than an individual) or interpretative of the Articles of Incorporation of such Person, each as from time to time in effect.

      16.5.  Code.  The term "Code" shall mean the federal Internal Revenue Code
             ----
of 1986 or any successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

      16.6.  Contaminants.  The term "Contaminants" shall mean (i) any
             ------------
pollutant, contaminant or hazardous substance (within the meaning of such terms under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any implementing regulations) but excepting Infectious Wastes or (ii) any hazardous or toxic substance or material within the meaning of any federal, state or local law applicable to the Associated Companies or the Premises, but excepting Infectious Wastes.

      16.7.  ERISA. The term "ERISA" shall mean the federal Employee Retirement
             -----
Income Security Act of 1974 or any successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

      16.8.  Generally Accepted Accounting Principles.  The term "generally
             ----------------------------------------
accepted accounting principles" shall mean generally accepted accounting principles, as defined by the Financial Accounting Standards Board and as applied by the

Associated Company in preparing the Financial Statements and consistently followed.

      16.9.  Infectious Wastes.  The term "Infectious Wastes" shall have the
             -----------------
meaning assigned to the term "Infectious Wastes" as such term is defined in Chapter 3734, Section 3734.01 of the Ohio Revised Code.

      16.10.  Legal Requirement.  The term "Legal Requirement" shall mean any
              -----------------
federal, state, local or foreign law, statute, ordinance, code, order, rule, regulation, or any order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force and effect of law.

      16.11.  Lien.  The term "Lien" shall mean (i) any encumbrance, mortgage,
              ----
pledge, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom; or (ii) any arrangement or agreement which prohibits the creation of such encumbrances, mortgages, pledges, liens, charges or other security interests or which restricts transfer of capital stock (other than restrictions on transfer imposed by applicable securities laws) or other property or assets.

      16.12.  Partnership Agreement.  The term "Partnership Agreement" shall
              ---------------------
mean the partnership agreement of any Person which is a partnership, each as from time to time in effect.

      16.13.  Pension Plan.  The term "Pension Plan" shall mean each pension
              ------------
plan (as defined in Section 3(2) of ERISA) established or maintained in connection with the business, or to which contributions are or were made to the Associated Company, or by any Person which is a member of the same Controlled Group with the Associated Company.

      16.14.  Person. The term "Person" shall mean any individual, partnership,
              ------
corporation, association, trust, joint venture, unincorporated organization, or entity, and any government, governmental department or agency or political subdivision thereof.

      16.15.  Tax.  The term "tax" shall mean any federal, state, local, or
              ---
foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code (S)59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

      16.16.  Tax Return.  The term "Tax Return" shall mean any return,
              ----------
declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      16.17.  Welfare Plan.  The term "Welfare Plan" shall mean each welfare
              ------------
plan (as defined in Section 3(1) of ERISA) established or maintained in connection with the Business, or to which any contributions are or were made, by the Associated Company, or by any Person which is a member of the same Controlled Group with the Associated Company.

      16.18.  Net Worth.  "Net Worth" shall mean the total assets of the party
              ---------    ---------
in question and its subsidiaries which would be shown as assets on a consolidated balance sheet of the party in question and its subsidiaries as of such time prepared in accordance with generally accepted accounting principles, consistently applied, after deducting any amounts for intangible assets and good will and eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of subsidiaries, minus the total liabilities of
                                               -----
the party in question and its subsidiaries which would be shown as liabilities on a consolidated balance sheet of the party in question and its subsidiaries as of such time prepared in accordance with generally accepted accounting principles, consistently applied, plus the aggregate amount payable by the party
                                  ----
in question to its affiliates, the payment of which is subordinate to the party in question's obligations to the party or parties who are entitled to the protection of any net worth covenant of the party in question under this Agreement or any document executed pursuant hereto pursuant to a subordination agreement acceptable to the Associated Companies, or, in the case of Guarantor, pursuant to a subordination agreement among such affiliates of Guarantor, Guarantor, and the Associated Companies in form substantially identical to Exhibit F attached to the Guaranty.
- ---------

      16.19.  Public Company.  "Public Company" shall mean a company which owns
              --------------    --------------
all or substantially all of the partnership interests in Guarantor or a company which owns all or substantially all of the issued and outstanding stock of a corporation, all or substantially all of the partnership interests in a partnership, or all or substantially all of the membership interests in a limited liability company which, in turn, owns all or substantially all of the partnership interests in Guarantor, and whose initial public offering was substantially similar to that described in Form S-1 filed on behalf of Harborside Healthcare Corporation with the Securities and Exchange Commission on April 2, 1996.

 17.  MISCELLANEOUS

      17.1.  Headings.  Section and subsection headings are not to be considered
             --------
part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof.

      17.2.   Schedules; Exhibits; Contemplated Transactions. Schedules,
              ----------------------------------------------
exhibits, agreements and documents expressly referred to in, or having been delivered pursuant to, this Agreement are an integral part of this Agreement. For all purposes of this Agreement, the transactions contemplated hereby shall be deemed to include, without limitation, all transactions contemplated by any agreement entered into by the Associated Company and Tenant at the Closing.

      17.3.   Severability.  The provisions of this Agreement are severable, and
              ------------
in the event that any provision hereof should, for any reason, be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof, and such invalid or unenforceable provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

      17.4.   Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     17.5.  Integration.  This Agreement and the schedules and exhibits hereto
            -----------
constitute the entire agreement among the parties and supersede all prior agreements, whether written or oral, with respect to the subject matter hereof. Neither this Agreement, nor the provisions hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement or such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

  18. ASSIGNMENT. The rights and obligations of the Associated Companies, Tenant and Guarantor hereunder shall not be assignable without the express written consent of the other parties, except that Tenant shall have the right, without the Associated Companies' consent, to assign its interests herein to an Affiliate of Tenant or Guarantor as defined in Subsection 16.2(i); provided, however, that if any such entity shall default in its performance hereunder, Tenant and Guarantor shall continue to be obligated for such performance.

  19. NOTICES. All notices required to be given hereunder shall be given in writing to the appropriate party or parties at the following addresses:

To the Associated
Companies:         Paul Dennis
                   30 Pebblebrook Lane
                   Moreland Hills, OH  44022
                   and
                   3800 Park East
                   Beachwood, Ohio 44122

With a copy to:    David W. Sloan, Esq.
                   JONES, DAY, REAVIS & POGUE
                   North Point
                   901 Lakeside Avenue
                   Cleveland, OH  44114

                   Jeffrey I. Friedman
                   President
                   Associated Estates Realty Corp.
                   5025 Swetland Court
                   Richmond Heights, Ohio 44143

To Tenant:         Harborside Health I Corp.
                   c/o Harborside Healthcare
                   Harbor Plaza
                   470 Atlantic Avenue
                   Boston, MA  02210
                   Attn:  Stephen L. Guillard, President

To Guarantor:      Harborside Healthcare Limited Partnership
                   c/o Harborside Healthcare
                   Harbor Plaza
                   470 Atlantic Avenue
                   Boston, MA  02210
                   Attn:  Stephen L. Guillard, President


With a copy to:    Martin R. Leinwand, Esq.
                   McDermott, Will & Emery
                   75 State Street
                   Boston, MA   02109

or at such other place as such party may designate in writing to the other party. All notices shall be deemed to have been delivered (a) upon delivery if hand-delivered, (b) on the next business day after deposit with a recognized overnight courier, or (c) on the date shown on the return receipt if delivered by registered mail, return receipt requested.

  20. SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, delegatees, heirs, devisees, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

     Tenant: HARBORSIDE HEALTH I CORPORATION

                              By: /s/ Bruce J. Beardsley
                                  ---------------------------

                                  Its: Vice President


                    Guarantor: HARBORSIDE HEALTHCARE LIMITED
                                 PARTNERSHIP

                              By: KHI Corporation
                                  Its General Partner

                                  By:  /s/ Bruce J. Beardsley
                                      ---------------------------

                                  Its: Vice President
                                      ---------------------------


                    Associated Companies:

                              WESTBAY MANOR COMPANY

                              By: /s/ Paul S. Dennis
                                  ---------------------------
                                  Its General Partner


                              By: /s/ Jeffrey Friedman
                                  ---------------------------

                                  Its: Managing General Partner
                                      -----------------------

                              By:
                                  ---------------------------

                                  Its:
                                      -----------------------


                              WESTBAY MANOR DEVELOPMENT II
                              COMPANY, L.P.

                              By: /s/ Paul S. Dennis
                                  ---------------------------
                                  Its General Partner


                              By: /s/ Jeff Friedman
                                  ---------------------------

                                  Its: Managing General Partner
                                      -----------------------

                              ROYALVIEW MANOR DEVELOPMENT COMPANY

                              By: /s/ Paul S. Dennis
                                  ---------------------------
                                  Its General Partner


                              By:
                                  ---------------------------

                                  Its:
                                      -----------------------

                              By:
                                  ---------------------------

                                  Its:
                                      -----------------------

                              BEACHWOOD CARE CENTER LIMITED PARTNERSHIP

                              By: /s/ Paul S. Dennis
                                  ---------------------------
                                  Its General Partner

                              By: /s/ Jeffrey Friedman
                                  ---------------------------
                                  Its:

                              By:
                                  ---------------------------
                                  Its:

                              ROYALVIEW MANOR COMPANY

                              By:  /s/ Paul S. Dennis
                                   ---------------------------
                                   Its: General Partner

                              By:
                                   ---------------------------
                                   Its:


                              The undersigned agree to the provisions of Sections 7.7.2 and 7.7.3 of this Agreement:

                              /s/ Paul S. Dennis
                              ___________________________________
                              Paul S. Dennis, individually

                              /s/ Jeffrey I. Friedman
                              ___________________________________
                              Jeffrey I. Friedman, individually